                                                                   EXHIBIT 10.47

                                                         Agreement No. 980427-03


                            AGREEMENT NO. 980427- 03




                                     BETWEEN




                                  SBC AMERITECH

                                SBC PACIFIC BELL

                       SBC SOUTHERN NEW ENGLAND TELEPHONE

                      SBC SOUTHWESTERN BELL TELEPHONE, L.P.




                                       AND



                           @TRACK COMMUNICATIONS, INC.



                                                                               1
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                                      INDEX

                                                                            PAGE
                                                                            ----
1.00   PREAMBLE ...........................................................    8

SECTION A - TERMS AND CONDITIONS APPLICABLE TO THE ENTIRE AGREEMENT .......    9

1.20   SCOPE OF AGREEMENT .................................................    9

1.30   DEFINITIONS ........................................................    9

1.31   ACCEPTANCE DATE ....................................................    9

1.32   ACCEPTANCE PERIOD ..................................................    9

1.33   ACCEPTANCE TEST ....................................................   10

1.34   ALTERNATE APPOINTMENT DATE .........................................   10

1.35   APPOINTMENT DATE ...................................................   10

1.36   BILLING ENTITY .....................................................   10

1.37   DAILY SERVICE FEE ..................................................   10

1.38   THIS FIELD HAS BEEN INTENTIONALLY LEFT BLANK .......................   10

1.39   DELIVERY DATE ......................................................   11

1.40   DOCUMENTATION ......................................................   11

1.41   DOWNTIME ...........................................................   11

1.42   EFFECTIVE DATE .....................................................   11

1.43   ENTERPRISE LICENSE .................................................   11

1.44   EXCLUDED CODE ......................................................   11

1.45   MRST EXCLUDED CODE .................................................   11

1.46   FIELD ENGINEER .....................................................   11

1.47   GPS MATERIAL SOLUTION ..............................................   12

1.48   GRACE PERIOD .......................................................   12

1.49   INSTALLATION ACCEPTANCE ............................................   12

1.50   INSTALLATION DATE ..................................................   12

1.51   INSTALLATION SITE ..................................................   12

1.52   INTELLECTUAL PROPERTY ..............................................   12

1.53   LICENSE FEE ........................................................   12

1.54   LICENSED SOFTWARE ..................................................   12

1.55   LOCAL MIN ..........................................................   13

1.56   ORDER ..............................................................   13

1.57   PENALTY DAYS .......................................................   13


                                                                               2
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03

                                                                            PAGE
                                                                            ----
1.58   PREVENTIVE MAINTENANCE .............................................   13

1.59   PRINCIPAL PERIOD ...................................................   13

1.60   PROBLEM CODE .......................................................   13

1.61   PRODUCT ............................................................   14

1.62   PROGRAM MATERIAL ...................................................   14

1.63   QUALIFIED REPEATED ST ..............................................   14

1.64   QUALIFIED ST .......................................................   14

1.65   REMEDIAL MAINTENANCE ...............................................   14

1.66   REPEATED SERVICE TICKET (ST) .......................................   14

1.67   SCHEDULED SERVICE APPOINTMENT DATE .................................   14

1.68   SERVICES ...........................................................   14

1.69   SERVICE TICKET (ST) ................................................   14

1.70   SERVICE TICKET RESOLUTION DATE .....................................   14

1.71   SERVICE TICKET START DATE ..........................................   14

1.72   SERVICE TYPE .......................................................   14

1.73   SOFTWARE ...........................................................   15

1.74   SOLUTION CODE ......................................................   15

1.75   STATUS CODE ........................................................   15

1.76   SYSTEM .............................................................   15

1.77   INCOMPLETE SERVICE TICKET ..........................................   15

1.78   DEFINITIONS OF SOLUTION CODES EXCLUDED FROM MONTHLY
       NETWORK SERVICE FEE CREDIT CALCULATION AND/OR MONTHLY
       REMEDIATION SERVICE TICKET CREDIT ..................................   15

1.79   DEFINITION OF PROBLEM CODES EXCLUDED FROM
       MONTHLY NETWORK SERVICE FEE CREDIT CALCULATION
       AND/OR MONTHLY REMEDIATION SERVICE TICKET CREDIT ...................   15

1.80   ACCEPTANCE OF GPS MATERIAL AS SUCH .................................   15

1.81   ACCESS .............................................................   15

1.82   AFFILIATED COMPANY .................................................   16

1.83   AMENDMENTS AND WAIVERS .............................................   16

1.84   ASSIGNMENT .........................................................   17

1.85   BACKGROUND CHECK/DRUG SCREEN .......................................   17

1.86   CABLES AND RELATED ITEMS ...........................................   17

1.87   CELLULAR SERVICE ...................................................   17

1.88   CHANGES & SUSPENSIONS ..............................................   18


                                                                               3
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03

                                                                            PAGE
                                                                            ----
1.89   CHANGES TO GPS MATERIAL ............................................   18

1.90   CLEAN UP ...........................................................   19

1.91   COMPLAINTS .........................................................   19

1.92   COMPLIANCE WITH LAWS ...............................................   20

1.93   CONFLICT OF INTEREST ...............................................   20

1.94   CONTINUING AVAILABILITY OF PARTS, MAINTENANCE AND
       TECHNICAL SUPPORT SERVICES .........................................   20

1.95   CURE ...............................................................   20

1.96   DELIVERY ...........................................................   20

1.97   DEPLOYMENT SCHEDULE AND PHASED IMPLEMENTATION ......................   21

1.98   DISPUTES AND DISPUTE RESOLUTION ....................................   21

1.99   DOCUMENTATION ......................................................   21

2.00   EMERGENCY EQUIPMENT ................................................   22

2.01   ENGINEERING, DESIGN AND DEVELOPMENT SERVICES .......................   22

2.02   FOB ................................................................   22

2.03   FORCE MAJEURE ......................................................   22

2.04   GOVERNING LAW ......................................................   23

2.05   QUALITY IMPROVEMENT ................................................   23

2.06   HAZARDOUS MATERIALS AND REGULATED SUBSTANCES .......................   23

2.07   HEADINGS ...........................................................   24

2.08   @TRACK'S LIMITATION ................................................   25

2.09   IDENTIFICATION OF SUPPLIER'S PERSONNEL AND EQUIPMENT ...............   25

2.10   INDEPENDENT CONTRACTOR .............................................   25

2.11   INFRINGEMENT .......................................................   25

2.12   INSPECTION .........................................................   27

2.13   INSTALLATION .......................................................   27

2.14   INSURANCE ..........................................................   27

2.15   LIABILITY ..........................................................   28

2.16   LICENSES & PATENTS .................................................   28

2.17   M/WBE-DVBE PARTICIPATION PLANS AND REPORTS .........................   29

2.18   MBE/WBE/DVBE CANCELLATION ..........................................   29

2.19   MOST FAVORED CUSTOMER ..............................................   31

2.20   NO THIRD PARTY BENEFICIARIES .......................................   31

2.21   NON-EXCLUSIVE MARKET RIGHTS ........................................   31

2.22   NON-INTERVENTION ...................................................   31


                                                                               4
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03

                                                                            PAGE
                                                                            ----
2.23   NON-WAIVER .........................................................   31

2.24   NOTICES ............................................................   31

2.25   ONGOING PERFORMANCE OF REMOTE PANIC ALARM ..........................   32

2.26   ORDER ACCEPTANCE ...................................................   32

2.27   ORDER OF PRECEDENCE ................................................   33

2.28   PERSONNEL EMPLOYMENT ...............................................   33

2.29   PLANT AND WORK RULES ...............................................   33

2.30   POINTS OF CONTACT ..................................................   33

2.31   PRICES AND PAYMENT .................................................   33

2.32   PRICE PROTECTION ...................................................   33

2.33   PUBLICITY ..........................................................   33

2.34   PURCHASE PROVISIONS ................................................   34

2.35   QUALITY ASSURANCE ..................................................   34

2.36   RECORDS AND AUDIT ..................................................   35

2.37   REGISTRATION .......................................................   36

2.38   RELEASES VOID ......................................................   36

2.39   RELOCATION .........................................................   36

2.40   REMEDIES CUMULATIVE ................................................   37

2.41   RESPONSIBILITIES ...................................................   37

2.42   RISK OF LOSS .......................................................   37

2.43   SBC AND @Track INFORMATION .........................................   37

2.44   SEVERABILITY .......................................................   37

2.45   SHIPPING AND BILLING ...............................................   38

2.46   SITE PREPARATION ...................................................   38

2.47   SURVIVAL OF OBLIGATIONS ............................................   39

2.48   TAXES ..............................................................   39

2.49   SPECIAL TAX PROVISIONS .............................................   39

2.50   TECHNICAL REQUIREMENTS AND SPECIFICATIONS ..........................   41

2.51   "TERM OF AGREEMENT" ................................................   41

2.52   TERMINATION AND CANCELLATION .......................................   42

2.53   TIME IS OF THE ESSENCE .............................................   42

2.54   TIMELY PERFORMANCE .................................................   42

2.55   TITLE ..............................................................   42

2.56   TRADE-INS ..........................................................   43

2.57   TRAINING ...........................................................   43


                                                                               5
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03

                                                                            PAGE
                                                                            ----
2.58   TRANSPORTATION .....................................................   43

2.59   UNIVERSAL DESIGN ...................................................   44

2.60   WARRANTY ...........................................................   44

2.61   WORK DONE BY OTHERS ................................................   44

2.62   WORK HEREUNDER .....................................................   45

SECTION B - SOFTWARE LICENSE ..............................................   46

2.63   GENERAL ............................................................   46

2.64   GRANT OF LICENSE ...................................................   46

2.65   DOCUMENTATION UPDATES ..............................................   46

2.66   ERROR CORRECTIONS ..................................................   47

2.67   FORM OF ORDER ......................................................   47

2.68   INSTALLATION OF SOFTWARE ...........................................   47

2.69   SOFTWARE PRODUCT DELIVERY AND INSTALLATION .........................   48

2.70   RELOCATION OF SOFTWARE .............................................   49

2.71   RETURN OF SOFTWARE .................................................   49

2.72   RIGHT TO REPRODUCE MATERIAL AND DOCUMENTATION ......................   49

2.73   RISK OF LOSS .......................................................   50

2.74   SOFTWARE UPDATES ...................................................   50

2.75   SOURCE AVAILABILITY AND SOURCE CODE ESCROW .........................   51

2.76   SOURCE CODE ........................................................   53

2.77   STANDARD OF PERFORMANCE ............................................   54

2.78   TITLE ..............................................................   54

2.79   USE OF THE SOFTWARE ................................................   54

2.80   USE OF PLATFORMS ...................................................   54

2.81   WARRANTY ...........................................................   54

SECTION C - GPS MATERIAL MAINTENANCE SERVICES .............................   55

2.82   GENERAL ............................................................   55

2.83   ACCESS .............................................................   55

2.84   BASIC SERVICE ......................................................   55

2.85   ENGINEERING CHANGES ................................................   56

2.86   ESCALATION PROCEDURE ...............................................   56

2.87   FORM OF ORDER ......................................................   56

2.88   GRADE OF SERVICE ...................................................   58

2.89   MONTHLY NETWORK SERVICE FEE CREDIT .................................   58

2.90   MONTHLY REMEDIATION SERVICE TICKET CREDIT ..........................   58


                                                                               6
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03

                                                                            PAGE
                                                                            ----
2.91   MAINTENANCE BY OTHERS ..............................................   58

2.92   MAINTENANCE LOG ....................................................   58

2.93   MAINTENANCE SERVICE CHARGES ........................................   58

2.94   METHODS OF OPERATION ...............................................   58

2.95   PERFORMANCE INCENTIVES .............................................   58

2.96   PRICES AND PAYMENT .................................................   58

2.97   PARTS ..............................................................   58

2.98   REMEDIAL MAINTENANCE ...............................................   58

2.99   STORAGE AND WORK SPACE .............................................   59

3.00   TERM OF ORDER ......................................................   59

3.01   MAINTENANCE SERVICE PRICING ........................................   60

SECTION D - @TRACK NETWORK SERVICES .......................................   60

3.02   GENERAL ............................................................   60

3.03   SCOPE OF RESPONSIBILITY ............................................   60

3.04   NETWORK SERVICE TERMS ..............................................   60

3.05   ALARM MONITORING ...................................................   62

SECTION E - ENTIRE AGREEMENT ..............................................   62

3.06   ENTIRE AGREEMENT ...................................................   62


APPENDIX I    GPS SPECIFICATIONS ..........................................   64

APPENDIX II   PRICING .....................................................   65

APPENDIX III  CHANGE ORDER ................................................   66

APPENDIX IV   EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS .................   67

APPENDIX V    @ TRACK QUALITY MANUAL ......................................   70

APPENDIX VI   ESCROW AGREEMENT ............................................   71

APPENDIX VII  ACCEPTANCE LETTER ...........................................   86

EXHIBIT A     PRIME SUPPLIER PARTICIPATION DIVERSITY PLAN .................   87

EXHIBIT B     PARTICIPATION PLANS AND RESULTS REPORTS .....................   90

EXHIBIT C1    CERTIFICATIONS ..............................................   92


                                                                               7
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                     AMENDMENT NO. 3 TO AGREEMENT NO. 980427

1.0  PREAMBLE:

This Third Amendment and Restatement ("hereinafter, the "Agreement") is effective as of January 31, 2002 (the "Effective Date") and shall not be applied retroactively. Agreement No. 980427 as amended by Amendments Nos. 1 and 2 thereto shall apply to GPS Materials, Network Services and Services purchased by SBC from @Track prior to the Effective Date. With the execution of this Agreement, the prior statement of, Agreement No. 980427 as amended by Amendments Nos. 1 and 2 is superseded in its entirety with respect to GPS Materials, Networks Services and Services purchased on or after the Effective Date.


WITNESSETH:
WHEREAS, HighwayMaster Corporation, n/k/a @Track Communications, Inc. and SBC entered into Agreement No. 980427 on January 13, 1999 ("Agreement No. 980427");

WHEREAS, @Track and SBC entered in Amendment No. 1 to Agreement 980427 on January 4, 2002.

WHEREAS, @Track and SBC entered into Amendment No. 2 to Agreement No. 980427 on January 31, 2002;

WHEREAS, SBC American Information Technologies Corporation (Ameritech) shall be added as an SBC Operating Unit party to this Agreement.

WHEREAS Southwestern Bell Telephone Company shall now be known as SBC Southwestern Bell Telephone, L.P.

WHEREAS, Pacific Bell shall now be known as SBC Pacific Bell Telephone Company;

WHEREAS, Southern New England Telephone shall now be known as SBC Southern New England Telephone; and

WHEREAS, @Track and SBC now desire to further amend and completely restate the Agreement No. 980427 by this Third Amendment and Restatement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the parties hereto agree as follows:


                                                                               8
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


SECTION A - TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT

1.20 SCOPE OF AGREEMENT

This Agreement is applicable to the procurement by SBC from @Track of Global Positioning System (GPS) material ("GPS Material") specified in orders placed/submitted by SBC and any Software System and Services, including any upgrades made through the term of this Agreement, that have been announced by @Track and GPS Material, Software, Systems and Services available after the Effective Date. The terms and conditions of this Section A will apply to all other sections of this Agreement.

The provisions of this Agreement shall apply to all contracts entered into between @Track and SBC during the term of this Agreement with respect to the GPS Material and Services which are the subject of this Agreement unless the parties expressly agree otherwise by a written modification to this Agreement, signed by the persons who executed this Agreement or their authorized representatives. In the absence of such a modification to this Agreement or such separate agreement, any terms in any other contract which are additional to, different from or inconsistent with the provisions of this Agreement shall be deemed to be void and of no effect whatsoever.

Pricing for future requirements, including development Phase 4 and beyond will be negotiated as they are defined.

1.30 DEFINITIONS

For the purposes of this Agreement, all terms defined herein will have the meanings so defined, unless the context clearly indicates otherwise. A term defined in the singular will include the plural and vice versa when the context so indicates. As used in this Agreement, the following terms shall have the definitions set forth below:

     1.31 ACCEPTANCE DATE

     "ACCEPTANCE DATE" means the last day of an Acceptance Period in which a Product has successfully completed the Acceptance Tests. If SBC waives the Acceptance Test(s) for any Product in writing, the Acceptance Date for such Product will be the Installation Date for such Product. For any maintenance, support or other Service for which an Acceptance Test is not required, the Acceptance Date will be the Effective Date.

     1.32 ACCEPTANCE PERIOD

     "ACCEPTANCE PERIOD" means a period of fifteen (15) consecutive calendar days (or the period specified in the Order) during which the Acceptance Test(s) for a Product is/are performed. For software, the acceptance period will be governed by terms under section 1.80 (ACCEPTANCE OF GPS MATERIAL).


                                                                               9
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.33 ACCEPTANCE TEST

     "ACCEPTANCE TEST" means the performance and reliability demonstrations and tests defined herein that must be successfully completed by a Product during the Acceptance Period which may include but will not necessarily be limited to: (1) successful completion of SBC's routine business transactions, (2) tests, demonstrations or transactions performed during any @Track benchmarking, and (3) any other tests, demonstrations or transactions included or referenced in the GPS Specifications or which are appropriate to determine whether the Product conforms to the requirements of the GPS Specifications.

     1.34 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.35 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.36 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.37 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.38 THIS SECTION HAS BEEN INTENTIONALLY LEFT BLANK.









                                                                              10
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.39 DELIVERY DATE

     "DELIVERY DATE" means the date by which all items and parts of the GPS Material as ordered be delivered to the destination specified in the applicable Order.

     1.40 DOCUMENTATION

     "DOCUMENTATION" will include, but not be limited to, user and system manuals, training materials in machine readable or printed form.

     1.41 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.42 EFFECTIVE DATE

     "EFFECTIVE DATE" means the effective date of this Agreement or, the effective date for any order placed against this Agreement.

     1.43 ENTERPRISE LICENSE

     "ENTERPRISE LICENSE" means Products may be used at any location, on any platform and by any number of Users across SBC's current or future affiliates.

     1.44 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.45 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.46 FIELD ENGINEER

     "FIELD ENGINEER" means a person @Track's employs qualified to repair GPS Materials in a timely and professional manner.



                                                                              11
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.47 GPS MATERIAL SOLUTION "GPS MATERIAL" means an in-vehicle monitoring system as more specifically defined in the GPS Specifications Document attached hereto but at a minimum consisting of:

          [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.48 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.49 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.].

     1.50 INSTALLATION DATE

     "INSTALLATION DATE" means the date by which all components of a Product or System are installed and prepared for Acceptance Tests at the location specified in the applicable Order. The Installation Date for Software and GPS Material includes delivery of Software, manuals and supporting Documentation. The Installation Date may differ from one Installation Site to another.

     1.51 INSTALLATION SITE

     "INSTALLATION SITE" means the vehicle or workstation location, established by SBC, in which the GPS Material will reside. The Installation Site(s) for each Product will be identified in the applicable Order.

     1.52 INTELLECTUAL PROPERTY

     "INTELLECTUAL PROPERTY" means all copyrights, patents, mask works, trade secrets, or other rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship

     1.53 LICENSE FEE

     "LICENSE FEE (S)" means the fee associated with licensing of Product(s) from @Track.

     1.54 LICENSED SOFTWARE

     "LICENSED SOFTWARE" means a standard computer program with respect to which @Track has the right to grant SBC a license or sublicense to use same. Licenses are granted as either perpetual or periodic, exclusive or non-exclusive, for which @Track may or may not receive a License Fee. Licensed Software also includes all associated Documentation.


                                                                              12
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.55 LOCAL MIN

     "LOCAL MIN" shall mean a telephone number supplied by the local wireless provider for voice and data communication.

     1.56 ORDER

     "ORDER" means an SBC document executed hereunder ordering GPS Materials and/or Services and will be deemed to incorporate (1) the provisions of this Agreement (including the Exhibits attached hereto), as it may from time to time be amended, (2) the GPS Specifications applicable to such Order and (3) any subordinate documents attached to or referenced in this Agreement, such GPS Specifications or such Order. Each Order will be deemed to be a separate and independent agreement between the parties with respect to the subject matter thereof.

     1.57 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.58 PREVENTIVE MAINTENANCE

     "PREVENTIVE MAINTENANCE" means maintenance performed or required to be performed by @Track on a scheduled basis to keep the GPS Material in good operating condition in accordance with the requirements of the applicable Order. Preventive Maintenance, if applicable, will include (1) calibration, testing, adjustments, cleaning, lubrication, replacement of worn, defective or questionable parts, (2) maintenance and engineering services necessary to retrofit or otherwise install engineering changes, modifications and improvements (including the latest engineering revision and all reliability improvements) approved by @Track for SBC's configuration/environment as mutually agreed upon by SBC and @Track and made to any GPS Material by @Track at any time during the maintenance term for that GPS Material; and
     (3) automatic update services for all manuals and Documentation furnished with any GPS Material.

     1.59 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


     1.60 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                                                              13
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.61 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.62 PROGRAM MATERIAL

     "PROGRAM MATERIAL" means all material associated with Software ordered hereunder including, but not limited to, test data, flow charts, Documentation, data file listings, input and output formats. Program Material expressly excludes source code and source code listings.

     1.63 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.64 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.65 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.66 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.67 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.68 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.69 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.70 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.71 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.72 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                                                              14
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     1.73 SOFTWARE

     "SOFTWARE" means custom Software and Licensed Software, including any associated compiled program, routine, subroutine translation, compiler, diagnostic routine, control software, and firmware. Software does not include source code, source code listings and similar raw component formats.

     1.74 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.75 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.76 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.77 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.78 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.79 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.80 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

     1.81 ACCESS

SBC's Premises:

     A. @Track shall when appropriate have reasonable access to SBC's premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable @Track to perform its obligations under this Agreement. @Track shall coordinate such access with SBC's designated representative prior to visiting such premises. @Track assures SBC that only persons employed by @Track or subcontracted by @Track will be allowed to enter SBC's premises. If SBC requests @Track or its Subcontractor to discontinue furnishing any


                                                                              15
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          person provided by @Track or its Subcontractor from performing work on SBC's premises, @Track shall immediately comply with such request. Such person shall leave SBC's premises promptly and @Track shall not furnish such person again to perform work on SBC's premises without SBC's written consent.

     B. SBC requires @Track or its subcontractor employees to exhibit identification credentials, which SBC may issue in order to gain access to SBC's premises for the performance of Services hereunder. If, for any reason, any @Track's or @Track's subcontractor employees are no longer performing such Services, @Track shall immediately inform SBC. Notification shall be followed by the prompt delivery to SBC of the identification credentials, if issued by SBC or a written statement of the reasons why said identification credentials cannot be returned.

     C. @Track shall ensure that its personnel and subcontractor perform work which conforms to SBC's practices and handbooks to protect GPS Material, buildings or structures and to perform Services with care and due regard for the safety, convenience and protection of SBC, its employees and property, and members of the public.

     D. In the event of theft or loss of property attributable to @Track, @Track shall replace the property and/or reimburse SBC for replacement value of the item.

     E. @Track shall be responsible for ensuring that all persons furnished by @Track work harmoniously with all others when on SBC's premises.

1.82 AFFILIATED COMPANY

"Affiliated Company" as used herein will be any present or future subsidiary, affiliate or parent company of SBC. Subject to acceptance of an Order by @Track, in accordance with the Order Acceptance clause herein, any Affiliated Company that places an Order with @Track hereunder may incorporate into such Order the terms and conditions of this Agreement. Such Affiliated Company will be responsible for its own obligations including, but not limited to, charges incurred in connection with such Order. Nothing in this Agreement will be construed as requiring SBC to indemnify @Track for any acts or omissions of any Affiliated Company.

1.83 AMENDMENTS AND WAIVERS

This Agreement may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such


                                                                              16
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


term, right or condition. Waiver by either party of any default shall not be deemed a waiver of any other default.

1.84 ASSIGNMENT

Neither party hereto may assign, subcontract or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party hereto, which consent will not be unreasonably withheld; provided, however, SBC will have the right to assign this Agreement to any present or future affiliate, subsidiary or parent corporation of SBC, without securing the consent of @Track and may grant to any such assignee the same rights and privileges SBC enjoys hereunder. Any attempted assignment not assented to in the manner prescribed herein, except an assignment confined solely to money due or to become due, will be void. It is expressly agreed that any assignment of money will be void if (a) @Track fails to give SBC at least thirty (30) days prior written notice thereof, or (b) such assignment imposes or attempts to impose upon SBC additional costs or obligations in addition to the payment of such money or (c) denies, alters or attempts to alter any of SBC's rights.

1.85 BACKGROUND CHECK/DRUG SCREEN

@Track shall conduct a background check and drug screen for each employee or subcontracted employee providing Services to SBC vehicles at SBC locations. The background check shall identify whether any such individual has been convicted of a felony. @Track agrees that no individual convicted of a felony and/or positive drug screen will be permitted to provide Services in connection with an Order submitted by SBC without SBC's written consent. These checks shall be performed at no additional cost to SBC. @Track agrees that any individual who tests positive on drug screening or has been convicted of a felony will not be permitted to provide services in connection with an order submitted by SBC without SBC's written consent.

1.86 CABLES AND RELATED ITEMS

Each Order will be deemed to include, at no additional charge unless otherwise specified all cables necessary to operate all ordered Product at SBC's Installation Site in accordance with the GPS Specifications.

1.87 CELLULAR SERVICE

Cellular service utilized by SBC shall be provided primarily by a wireless carrier designated by SBC. However, in areas where the designated Wireless carrier cannot provide cellular service or an alternate carrier cannot be substituted for the designated wireless carrier's cellular service, SBC shall request that @Track provide cellular service according to the rate identified below. The rate in this section refer to the rates @Track provides cellular service to SBC vehicles. The actual cellular service for the purpose of this Agreement will be provided by @Track as follows, and in addition to the


                                                                              17
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


monthly Network Services fees as outlined in Appendix II, Pricing, attached hereto and by this reference made a part hereof:

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

1.88 CHANGES & SUSPENSIONS

     A. SBC may, by notice to @Track at any time before complete delivery is made under any Order, request changes via a written Change Order, attached hereto as Appendix III, and by this reference made a part hereof within the general scope of such Order, including changes to quantities, drawings, designs or GPS Specifications. Within a reasonable time of receipt of the written Change Order, @Track shall provide SBC with a Response to the Change Order including at a minimum the estimated changes to prices, delivery dates, and the feasibility of the implementation of changes to the GPS Specifications. SBC and @Track must agree in writing to acceptance of the Change Order, including any adjustments in prices or dates necessitated thereby and shall execute a written revised Order reflecting such adjustments.

     B. @Track may not, under any circumstances, rely on oral modifications to any Order made under this Agreement.

     C. If @Track desires to modify the Products and/or Services specified in any Order, @Track shall provide written notice to SBC of the requested modifications. SBC shall provide a written response to the request within fifteen (15) days of the date of receipt of the request from @Track. SBC shall approve the request if the Products and/or Services, as modified, conform to the GPS Specifications. SBC has the right to test any new, changed or revised Products and/or Services or have it tested by its third party subcontractor prior to approval. If the Products and/or Services do not conform to the GPS Specifications, SBC shall have the right to reject such changes or modifications. In addition, SBC shall reserve the right to determine whether a new software change is applied.

1.89 CHANGES TO GPS MATERIAL

If @Track desires to modify the GPS Materials, @Track shall provide samples of the GPS Materials and written notice to SBC of the requested modifications. SBC shall provide a written response to the request within thirty (30) days of the date of receipt of the request from @Track. SBC shall approve the request if the GPS Materials, as modified, conform to the GPS Specifications. For purposes of this clause, GPS Materials include GPS receiver, antenna, cellular Transceiver and cellular antenna, microprocessor, handset, power supply, panic alarm, key fob, modem and installation components such as the pedestal.


                                                                              18
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


SBC has the right to test any new, changed or revised GPS Material or have it tested by its third party subcontractor prior to approval. If the GPS Material does not conform to the GPS Specifications, SBC shall have the right to reject such changes or modifications. In addition, SBC shall reserve the right to determine whether the new GPS Material is acceptable.

1.90 CLEAN UP

Upon completion of the installation of any Product hereunder, @Track will remove promptly all @Track's tools, equipment, materials and debris from SBC's premises.

1.91 COMPLAINTS

SBC reserves the right to notify @Track in cases where SBC has identified current or potential problems or service area concerning the operation, maintenance, engineering, installation or design of GPS Material furnished hereunder. Whenever SBC exercises such right, @Track agrees to:

     A. Accept such notice (hereinafter referred to as an "Engineering Complaint") and respond appropriately to resolve the Engineering Complaint. @Track agrees to review the standards contained in Bell Communications Research, Inc. ("Bellcore") technical publication GR-230-CORE, Issue 1, September 1994, entitled "Engineering Complaints and Service Failure Analysis Reports" during the ninety (90) days following the execution of this Agreement so that it can determine whether it is feasible for @TRACK to comply with these standards. If it is economically and operationally feasible for @TRACK to comply with the Bellcore standards without material additional operational expense on @TRACK's part, @TRACK agrees to use its best effort to comply. -

     B. Acknowledge receipt of such Engineering Complaint and advise SBC of @TRACK's proposed organization responsible for resolving it within ten
          (10) working days of @TRACK's receipt thereof.

     C. Resolve such Engineering Complaints within ninety (90) calendar days of the date of SBC's notice, unless a later date is mutually agreed upon by the parties. If unable to resolve an Engineering Complaint within said ninety (90)-day period, @TRACK will issue an "interim report" as defined in GR-230-CORE.

     D. Furnish to SBC a monthly report of the status of open Engineering Complaints, in a mutually agreed upon medium, together with a proposed schedule for their resolution.

     E.   Notify SBC in writing when an Engineering Complaint has been resolved.


                                                                              19
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


1.92 COMPLIANCE WITH LAWS

@TRACK shall comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act and all other applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, the procurement of permits, certificates, approvals, inspections and licenses when needed, in the performance of this Agreement.

Southwestern Bell Telephone, L.P., Pacific Bell, Ameritech and Southern New England Telephone as common carriers of telecommunications services, work as contractors for various departments and agencies of the United States Government, and, for that reason, work under their agreements may be subject to certain Executive Orders, laws, and associated regulations. To the extent that such Executive Orders, laws, and associated regulations apply to work under this Agreement, and only to that extent, @TRACK agrees to comply with the provisions of Appendix IV, Executive Orders and Associated Regulations attached hereto and by this reference made a part hereof.

1.93 CONFLICT OF INTEREST

@TRACK represents and warrants that no officer, director, employee or agent of SBC has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from @TRACK or any of @TRACK's officers, director's employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents or agreements entered into or executed in connection herewith.

1.94 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

1.95 CURE

SBC will not be deemed to be in default under any of the terms of this Agreement, and @TRACK may not seek or attempt to enforce any remedy for any claimed default, unless SBC fails to cure or correct same within thirty (30) days following receipt of written notice thereof from @TRACK.

1.96  DELIVERY

     A. @TRACK agrees to deliver all GPS Material on the Delivery Dates and to the Installation Sites specified in the applicable Orders. SBC may request delivery in advance of the Delivery Date specified in an Order by notifying @TRACK in writing to that effect at least thirty (30) days prior to the specified Delivery Date. If such advanced delivery is accepted by @TRACK, SBC will amend the Order accordingly.


                                                                              20
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     B. At any time, but not less than thirty (30) days prior to the Delivery Date specified in an Order, SBC, by written notification to @TRACK, may delay such Date, for a period not to exceed thirty (30) days.

     C. @TRACK will assume full responsibility for dealing with carriers to insure timely delivery of its shipments, locate missing or late shipments, resolve billing for transportation charges and submit and resolve all insurance claims arising from damage to its shipments.

1.97 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

1.98 DISPUTES AND DISPUTE RESOLUTION

Any dispute arising out of or relating to this Agreement or the breach, Termination, or validity thereof, not settled within thirty (30) days of written notice of such dispute, shall be settled by arbitration in accordance with the then current Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators, of whom each party shall appoint one and the two appointed arbitrators shall pick a third arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16 and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Texas, or their environs at the discretion of the party requesting arbitration. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. Final and binding arbitration in accordance with the procedures specified in this Section shall be the sole and exclusive procedure for the resolution of any such disputes.

1.99 DOCUMENTATION

@TRACK will provide, at no additional cost to SBC, at least two (2) copies of each update or revision to such original Documentation to each Installation Site and SBC's General Headquarters.

SBC will have the right to reproduce all printed material, Documentation, and manuals supplied by @TRACK hereunder, provided that such reproduction is made solely for SBC's internal use hereunder and includes any @TRACK copyright notice contained in the original item being reproduced.

SBC may modify any Documentation for its internal use only and at its own expense to meet its specific requirements. Should SBC request additional copies of


                                                                              21
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


the documentation, the additional copies shall be provided by @Track to SBC at a price which shall be no more than @Track's cost to produce the documentation.

2.0  EMERGENCY EQUIPMENT

@TRACK agrees to make every reasonable effort to assist SBC in locating GPS Material compatible with that furnished by @TRACK hereunder in the event of an emergency, such as a major breakdown, fire or other disaster.

SBC, at its option, may accept or reject an offer by @TRACK to use emergency or substitute GPS Material. If accepted, the charge for such use, if any, will be a limited arrangement between SBC and @TRACK until permanent replacement GPS Material is installed and accepted.

2.01 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.02 FOB

GPS Material purchased hereunder will be shipped FOB Destination, prepay and add, in accordance with the requirements of the clauses herein entitled SHIPPING AND BILLING (Section 2.45) and TRANSPORTATION (Section 2.58).

2.03 FORCE MAJEURE

     A. Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions or strikes.

     B. If any Force Majeure condition occurs, @TRACK shall give immediate notice to SBC and SBC may elect to either: (1) terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option to obtain elsewhere GPS Material and Services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the quantity of the GPS Material and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in SBC to extend any affected delivery or performance date up to the length of time the Force Majeure condition endured. Unless SBC


                                                                              22
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (2) shall be deemed selected.


     C. Failure of @TRACK's subcontractors or suppliers to deliver GPS Material or perform Services shall not be deemed a Force Majeure condition unless such failure or delay is a result of a Force Majeure experienced by @TRACK's subcontractors or suppliers.

2.04 GOVERNING LAW

With respect to @Track and SBC, this Agreement and performance hereunder shall be governed by the laws of the State of Texas.

2.05 QUALITY IMPROVEMENT

The parties agree to develop minimum performance standards to which the GPS Materials comply. @TRACK and SBC agree to cooperate in good faith to develop mutually acceptable methods for measuring compliance including the development of acceptable testing methods and reporting criterion. The parties further agree to adjust the performance minimums and credits specified in this Section based upon the availability and accuracy of agreed upon testing and reporting methods and actual historical reporting objectives.

2.06 HAZARDOUS MATERIALS AND REGULATED SUBSTANCES

A "Regulated Substance" as referenced in this clause is a generic term used to describe all materials that are regulated by the federal or any state or local government during transportation, handling and/or disposal. This includes, but is not limited to, materials that are regulated as (a) "hazardous materials" under the Hazardous Materials Act and the Control of Radioactive Contamination of the Environment Law, Title 8 of the California Administrative Code, Section 5194, pursuant to the Hazardous Substances Information and Training Act, (b) "chemical hazards" under Occupational Safety and Health Administration (OSHA) standards, (c) "chemical substances or mixtures" under the Toxic Substances Control Act, (d) "pesticides" under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) "hazardous wastes" as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

     1. @TRACK shall comply with all applicable federal, state and local laws, ordinances, codes, regulations and orders, including any notice requirements (individually and collectively "Laws and Regulations"), regarding any Material and Service ordered hereunder which involves the handling or use of Materials or materials which consist of or contain "hazardous materials" or "chemical hazards" or "chemical substances or mixtures" or "pesticides" or "hazardous wastes". @TRACK shall notify SBC and provide to SBC all necessary notification and other information


                                                                              23
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          (including but not limited to OSHA Material Safety Data Sheets) at least thirty (30) days before shipping such Regulated Substances to SBC or commencing the performance of Services for SBC involving the handling or use of Regulated Substances.

     2. Notwithstanding any other provisions of this Agreement, SBC shall have the right, but not the duty, to terminate without liability any Order for Materials or Services which involves the handling or use of Regulated Substances within thirty (30) days after such notification from @TRACK. Otherwise, SBC and @TRACK shall cooperate concerning the acceptance by SBC of such Regulated Substances. @TRACK shall mark all Materials and/or materials provided hereunder as Regulated Substances which are required by all applicable Laws and Regulations to be so marked, and shall provide assistance to SBC of an advisory nature in the handling or use of Regulated Substances provided hereunder and the disposal of "hazardous wastes", as defined by applicable Laws and Regulations ("Hazardous Wastes"), resulting therefrom.

     3. Regulated Substances and/or Hazardous Wastes provided or removed hereunder shall be transported by @TRACK in accordance with the requirements of the applicable Laws and Regulations, including, but not limited to, those of the Department of Transportation and California Highway Patrol, governing transportation of such Regulated Substances and/or Hazardous Wastes.

     4. @TRACK shall provide SBC with the same information pertaining to Materials and Services which involve the handling or use of Regulated Substances or Hazardous Wastes as @TRACK provides to @TRACK's employees or agents involved in the disposition or treatment of such Regulated Substances or Hazardous Wastes.

     5. @TRACK further agrees to defend, indemnify and hold SBC harmless from and against any damage, or expense (including attorneys' fees and court costs) sustained by SBC because of @TRACK's noncompliance herewith.

2.07 HEADINGS

Article, section or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


                                                                              24
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.08 @TRACK'S LIMITATION

EXCEPT FOR INDEMNITY AND INFRINGEMENT INDEMNITY OBLIGATIONS, SBC'S DAMAGES AND @TRACK'S LIABILITY FOR DAMAGES UNDER ALL ORDERS SHALL BE LIMITED TO A REFUND OF THE AMOUNTS PAID BY SBC FOR THE AFFECTED PRODUCT OR SERVICES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES INCLUDING LOST PROFITS.

2.09 IDENTIFICATION OF SUPPLIER'S PERSONNEL AND EQUIPMENT

     a. @Track's personnel while performing Work for SBC, shall carry and display upon request identification showing that they are the employees of @Track. @Track's personnel shall be responsible for securing permission to enter upon private property when entry is necessary to @Track's performance of the Service.

     b. All of @Track's owned, leased or rented vehicles shall be marked with @Track's identification, including, @Track's company name and telephone number.

2.10 INDEPENDENT CONTRACTOR

@TRACK hereby declares and represents that @TRACK is engaged in an independent business and shall perform its obligations under this Agreement as an independent contractor and not as the agent or employee of SBC; that the persons performing services hereunder are not agents or employees of the SBC; that @TRACK has and hereby retains the right to exercise full control of and supervision over the performance of @TRACK's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that @TRACK shall be solely responsible for all matters relating to payment of such employees, including compliance with workers' compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that @TRACK shall be responsible for @TRACK's own acts and omissions and those of @TRACK's agents, employees and contractors during the performance of @TRACK's obligations under this Agreement.

2.11 INFRINGEMENT

@TRACK agrees to indemnify and hold SBC harmless from and against any loss, liability, damage or expense (including increased damages for willful infringement, punitive damages, attorneys' fees and court costs) that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright or other proprietary interest of any third party based on the normal use or installation of any GPS Material, Software, Documentation, or program furnished to SBC hereunder, except to the extent that such claim


                                                                              25
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     arises from @TRACK's compliance with SBC's detailed instructions. Such exception will not, however, include:

     1. Merchandise available on the open market or the same as such merchandise.

     2.   Items of @TRACK's origin, design or selection.

@TRACK warrants that it has made reasonable independent investigation (including obtaining legal opinions) to determine the legality of its right to produce and sell the GPS Material/Equipment provided herein.

If an injunction or order is obtained against SBC's use of any GPS Material, Software, Documentation, or program, or if in @TRACK's opinion any GPS Material, Software, Documentation, or program is likely to become the subject of a claim of infringement, @TRACK will, at its expense:

     1. Procure for SBC the right to continue using the GPS Material, Software, Documentation, program; or

     2. After consultation with SBC, replace or modify the GPS Material, Software, Documentation, program or Service to make it a substantially similar, functionally equivalent, non-infringing GPS Material, Software, Documentation, program.

If the GPS Material, Software, Documentation, or program is purchased or licensed and neither (1) or (2) above is possible, SBC may cancel the applicable Order and require @TRACK to remove such GPS Material, Software, Documentation, or program from SBC's location and refund on a prorated basis at a rate of twenty percent (20%) per year for any charges paid therefor by SBC.

In no event will SBC be liable to @TRACK for any charges after the date that SBC no longer uses and GPS Material, Software, Documentation, or program because of actual or claimed infringement.

Each party hereto agrees to defend or settle, at its own expense, any action or suit against the other party hereto, for which it is responsible under this clause. Each party further agrees to notify the other party promptly of any claim of infringement for which the other party is responsible hereunder and cooperate in every reasonable way to facilitate the defense thereof.

In the event that @TRACK, after notification of any claim for which @TRACK is responsible, does not assume the defense of such action, @TRACK will reimburse SBC for all of its costs incurred in the defense of the claim, including, but not limited to attorneys' fees and interest on such SBC's payment of said amounts from the date of SBC's payments of said amounts.


                                                                              26
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.12 INSPECTION

When so stated in SBC's Order, @TRACK agrees to (a) notify SBC or SBC's agent when GPS Material is ready for inspection, (b) give SBC such reasonable opportunity to inspect such GPS Material at any time prior to the scheduled shipment date, and (c) provide without charge any production testing facilities and personnel required to inspect the GPS Material under the inspection instructions specified. Purchase of any GPS Material under this Agreement is subject to SBC's inspection and acceptance after delivery. It is mutually agreed that SBC or SBC's agent may develop inspection instructions which will be made a part of this Agreement at a later date by written agreement of the parties. Inspection or failure to inspect on any occasion will not affect SBC's rights under warranty or other provisions of this Agreement.

2.13 INSTALLATION

@TRACK agrees to install, at the price specified in Appendix II, Pricing, all GPS Material ordered hereunder, including all necessary cabling, connection with SBC-supplied power, utility and communications services, and in all other respects make the GPS Material ready for operational use.

The GPS Material will be deemed installed and ready for operational use at the conclusion of a successful Acceptance Test performed at the Installation Site, which demonstrates that the GPS Material meets minimum design capabilities. @TRACK will provide SBC with written documentation of the successful Acceptance Test and certify, by the Installation Date, that the GPS Material is ready for operational use in accordance with SBC's Order. @TRACK's General Installation and Testing Requirements are included in GPS Specifications.

2.14 INSURANCE

With respect to performance hereunder, and in addition to @TRACK's obligation to indemnify, @TRACK agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

     1. Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.

     2.   Commercial General Liability insurance with minimum limits of:
          $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000


                                                                              27
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements.

     3. SBC Communications will be named as an Additional Insured on the Commercial General Liability policy.

     4. If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owed vehicles.

     5. SBC requires that companies affording insurance coverage have a B+ VII or better rating, as rated in the A.M. Best Key rating Guide for Property and Casualty Insurance Companies.

          A certificate of insurance stating the types of insurance and policy limits provided the @TRACK must be received prior to commencement of any work. @TRACK shall also require all subcontractors who may enter upon the work site to maintain the same insurance requirements listed above.

2.15 LIABILITY

@TRACK shall indemnify, defend and hold harmless SBC (including its agents, employees, officers, and directors) from and against any and all liability, loss, damage, court cost, attorneys' fees or other expense of any kind which arises out of any claim, demand, suit for damages, injunction or other relief, on account of (a) injury to or death of any person, (b) damage to any property, including theft, (c) public charges and penalties, or (d) any lien, caused by, or resulting from the acts or omissions of the @TRACK (including any of its @TRACKs, agents, or subcontractors but excepting the negligence or willful misconduct solely of SBC or its employees) in furnishing the GPS Materials or Services hereunder. This indemnity shall survive the delivery, inspection and acceptance of the GPS Materials or Services hereunder.

@TRACK agrees to defend SBC, at no cost or expense to SBC, against any such liability, claim, demand, suit or legal proceeding. SBC agrees to notify @TRACK within a reasonable time of any written claims or demands against SBC for which @TRACK is responsible under this clause.

2.16 LICENSES & PATENTS

No licenses, express or implied, under any patents are granted by SBC to @TRACK under this Agreement.


                                                                              28
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.17 M/WBE-DVBE PARTICIPATION PLANS AND REPORTS

@TRACK commits to goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause) as follows:
[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.] annual MBE participation; [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]annual WBE participation; and [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]annual DVBE participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with @TRACK.

Attached hereto and incorporated herein as Exhibit A is form for @TRACK to complete Prime Supplier MBE/WBE/DVBE Commodity Product Subcontracting Plan which will outline its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. @TRACK will submit an updated Participation Plan annually by the first week in May. @TRACK will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Exhibit B, Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager. The MBE/WBE/DVBE plan that @Track submits will be compliant with the goals outlined in the previous plan submitted. Once completed the revised Plan will be attached to this Agreement as Exhibits A and B.

2.18 MBE/WBE/DVBE CANCELLATION

     1. @TRACK agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of @TRACK or any subcontractor utilized by @TRACK; or @TRACK's failure to cooperate in any investigation conducted by SBC, or by SBC's agent, to determine @TRACK's compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach, SBC may, at its option, cancel ("Cancel") this Agreement upon twenty
          (20) days' notice. @TRACK acknowledges and agrees that SBC's right to Cancel is absolute and unconditional, and SBC shall not be subject to liability, nor shall @TRACK have any right to suit for damages as a result of such cancellation.

     2. For purchases under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph 3 below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified").


                                                                              29
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     3. For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses, which satisfy the requirements of, paragraph 3. below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by SBC.

     4. MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.

     5. For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph 5 below and are certified as DVBEs by the California State Office of Small and Minority Business
          (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph 5 below.

          For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph 5 below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by SBC.

     6. The DVBE must be (1) a sole proprietorship at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability.


                                                                              30
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

2.19 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.20 NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement are for the benefit of the parties and not for any other person.

2.21 NON-EXCLUSIVE MARKET RIGHTS

It is expressly understood and agreed that this Agreement does not grant @TRACK an exclusive privilege to provide to SBC any or all GPS Material and Services of the type described in this Agreement. It is, therefore, understood that SBC may contract with other manufactures and suppliers for the procurement or trial of comparable products and services and that SBC may itself perform the Services described herein.

2.22 NON-INTERVENTION

In connection with the provision of GPS Material and Services by @TRACK to SBC, @TRACK agrees that @TRACK, either directly or indirectly, shall not intentionally attempt to influence any regulatory, legislative, or judicial body so as to, prevent, or delay the offering of products or services by SBC which utilize the GPS Material or Services supplied by @TRACK.

2.23 NON-WAIVER

No course of dealing or failure of either party to enforce strictly any term, right or condition of this Agreement will be construed as a waiver of such term, right or condition. The waiver by any party hereto of any default of any other party hereto hereunder will not be deemed a waiver of any other prior or subsequent defaults of any other party hereto. The express provision herein for certain rights and remedies of the parties hereto are in addition to any other legal and equitable rights and remedies to which the parties hereto would otherwise be entitled.

2.24 NOTICES

Unless otherwise specifically provided in this Agreement or in any applicable Order, all notices required or permitted by this Agreement shall be in writing and may be delivered personally via courier or overnight delivery service, or may be sent by facsimile or registered mail, return receipt requested, to the following addresses, unless the parties are subsequently notified of any change of address in accordance with this Section:


                                                                              31
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


If to:

     [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

If to SBC:

     [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

If to Affiliate:

     (Affiliate Name)
     (Affiliate Street Address)
     (Affiliate City State Zip)
     (Attention: Affiliate Contact Person)
     Facsimile: (Affiliate Fax Number)

Any notice shall be deemed to have been received as follows: (1) by personal delivery upon receipt; (2) by facsimile upon receipt; (3) by certified mail, five (5) business days after delivery to the U.S. postal authorities by the party serving notice. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

2.25 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.26 ORDER ACCEPTANCE

@Track agrees to acknowledge in writing to SBC receipt of each Order within ten
(10) days of such receipt. @Track will have the right to reject any Order for
(a) failure of SBC to provide all ordering information required by this Agreement or (b) failure of SBC to allow @Track reasonable time to supply the items requested. @Track will also have the right to reject an Order, which includes additional special terms and conditions not previously agreed to. @Track will indicate in its written acknowledgment to SBC whether the Order was accepted or rejected and, if rejected, the reasons therefor. Acceptance of any Order by @Track will bind both parties to honor dates, amounts and other ordering information shown thereon, including supplemental provisions contained therein.


                                                                              32

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.27 ORDER OF PRECEDENCE

In the event of a conflict or inconsistency between this Agreement and any Order, the Order shall control. Except for such Order, the terms of this Agreement shall not be deemed waived, amended or modified.

2.28 PERSONNEL EMPLOYMENT

For the term of this Agreement and for twelve (12) months after termination, each party agrees that it shall not directly or indirectly, solicit, divert or hire away, or attempt to solicit, divert or hire away, any agent, or employee of the other party without prior written consent of the other party.

2.29 PLANT AND WORK RULES

Each party's employees and agents will, while on the premises of the other or at any other location while performing Services under this Agreement for SBC, comply with all SBC rules and policies, including its "Code of Business Conduct", a copy of which is available upon request, which prohibits the possession of any weapon or implement which might be used as a weapon on SBC properties. Either party will have the right to have the other party removed and replace personnel, which in its opinion is not conforming to its rules or policies. In addition, the parties agree that, where required by government regulations, it will submit satisfactory clearance from the U. S. Department of Defense and/or other federal authorities concerned.

2.30 POINTS OF CONTACT

For the purpose of this Agreement the contacts shall be as follows:

     [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.31 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.32 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.33 PUBLICITY

@Track shall not use SBC's name or any language, pictures or symbols which could, in SBC's judgment, imply SBC's identity or endorsement by SBC or any of its


                                                                              33
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


employees in any (a) written, electronic or oral advertising or presentation or
(b) brochure, newsletter, book, electronic database or other written material of whatever nature, without SBC's prior written consent (hereafter the terms in this clause (a) and (b) shall be collectively referred to as "publicity matters"). @Track will submit to SBC for written approval, prior to publication, all publicity matters that mention or display SBC's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

2.34 PURCHASE PROVISIONS

     1.   SCOPE

          a. Subject to the terms and conditions of this Agreement, @TRACK shall provide to SBC such Products and Services as are ordered by SBC hereunder. As used herein, Services shall include engineering and installation of Products ordered hereunder and all other Services provided in connection with the applicable Products.

     2. Each such Order shall be numbered and shall include at least the following items whenever such item is applicable to the Products and Services covered by such Order:

          a.   The date of the Order;
          b.   The incorporation of this Agreement by reference;
          c. A complete list of the products and Services covered by the Order, specifying, attaching or referencing the quantity, model number, program name or identification number, and description for each;
          d. The price of each Product and Service, including discounts (if any), and any additional charges and costs;
          e.   Shipping instructions;
          f. The destination to which the Products will be delivered and the date and time for scheduled delivery;
          g.   The scheduled Installation Date;
          h.   The scheduled performance dates for the Services; and
          i.   Any special terms and conditions.

Orders shall be shipped complete unless SBC authorizes otherwise, in advance, by writing.

2.35 QUALITY ASSURANCE

SBC expects and requires @Track to have a high quality process operating within @Track's facilities to which GPS Material purchased hereunder will be subject. SBC considers ANSI/ISO/ASQ/9001 or ANSI/ASQC Q9002 registration to be of great value to both the @Track and the SBC, and the @Track is encouraged, but not required, to seek ANSI/ISO//ASQ Q9001-2000 registration if they are not currently registered. In


                                                                              34
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


addition, @Track's Quality Program Specifications are attached hereto as Appendix V and by this reference made a part hereof.

@Track hereby agrees that GPS Material furnished hereunder by @Track will be subject to:

     @Track's quality control activities and procedures, as accepted and approved by SBC, including but not limited to any performance measurements, testing, quality process reviews or inspections to implement such procedures.

When requested by SBC, @Track will at no additional charge:

     1. Notify SBC or SBC's Agent when GPS Material is ready for examination and give SBC or SBC's Agent reasonable opportunity to examine same at any time prior to the scheduled shipment date thereof.

     2. Provide SBC or SBC's Agent with copies of @Track's Quality Manual, current inspection procedures and product specifications for the GPS Material furnished hereunder.

     3. Maintain and make available to SBC or SBC's Agent the data, including all information and reports about @Track's quality control procedure, which demonstrate that the GPS Material meets the specified quality and reliability requirements.

     4. Provide SBC or SBC's Agent, at no charge, with access to @Track's test equipment, facilities, data and specifications, assistance from @Track's personnel and sufficient working space to enable SBC or SBC's Agent to perform said quality assurance examination and/or process surveillance and/or a review of @Track's total quality program at @Track's facilities.

     5. @Track hereby agrees that SBC or its representative may perform a quality assurance examination/inspection of GPS Material purchased hereunder at @Track's facility at any time prior to the scheduled shipment date, and will provide SBC or its representative accessibility to its facility to do so. Nothing contained herein will affect SBC's rights hereunder, under any warranty, or under any other provisions of this Agreement. The purchase of any GPS Material under this Agreement is subject to SBC's inspection and acceptance after delivery.

2.36 RECORDS AND AUDIT

     A. For the purposes of this Agreement, @Track shall maintain complete and accurate records of all amounts billable to and payments made by SBC hereunder in accordance with standard recognized accounting practices.


                                                                              35
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          @Track shall retain such records for a period of three (3) years from the date of final payment for GPS Material covered by this authorization and maintain reasonable billing detail for the time specified. @Track agrees to provide reasonable supporting documentation concerning any disputed amount of invoice to SBC within thirty (30) calendar days after receipt of written notification of such dispute. @Track further agrees SBC shall have the right through its accredited representatives to inspect and audit, during normal business hours, the time and material charges involved to SBC under this authorization. This right to audit shall be limited to validating the accuracy of its resources utilized and associated charges to SBC and expressly excludes records and information pertaining to any other customers, or @Track's accounting policies or practices. Should SBC request an audit, @Track will make available the pertinent utilization records and files. All costs directly attributable to such audit shall be paid by SBC.

     B. @Track agrees to maintain complete and accurate records related to criminal background checks, drug screens and confidentiality agreements on @Track's personnel provided to SBC to perform Services. Such records are to be maintained during the time that said employee is providing Services to SBC. Should SBC request an audit, @Track will produce the documentation in the timeframe requested by SBC.

2.37 REGISTRATION

When GPS Material furnished under this Agreement is subject to Part 68 of the Federal Communications Commission's Rules and Regulations ("FCC Rules and Regulations") as may from time to time be amended, @Track warrants that such GPS Material is registered under and complies with Part 68 of such FCC Rules and Regulations including, but not limited to, all labeling and customer instruction requirements. @Track agrees to indemnify and hold SBC harmless from and against any liability, claims or demands (including costs of defense and attorneys' fees) that may be made because of @Track's noncompliance with Part 68 of the FCC Rules and Regulations. @Track agrees, at its expense, to defend SBC, at SBC's request, against such liability, claim or demand, provided, however, that @Track shall (1) keep SBC fully informed as to the progress of such defense, and (2) afford SBC, at its own expense, an opportunity to participate on an equal basis with @Track in such defense.

2.38 RELEASES VOID

Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises and no such releases or waivers shall be pleaded by either party in any action or proceeding.

2.39 RELOCATION

@Track agrees to prepare for relocation and reinstall GPS Material purchased hereunder at SBC's expense. The charge will Maintenance Services flat rate as specified in Appendix II, Pricing.


                                                                              36
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.40 REMEDIES CUMULATIVE

Any rights of cancellation, termination, liquidated damages or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled, including but not limited to, the remedies of specific performance and cover; however, neither party shall retain the benefit of inconsistent remedies.

2.41 RESPONSIBILITIES

The basic responsibilities of each party are outlined below.

          -- [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.42 RISK OF LOSS

SBC will be relieved from all risk of physical loss, damage or destruction to the GPS Material during the period the GPS Material is in transit or in the possession of @Track up to and including the date Acceptance Date thereof, except for any loss or damage caused solely by the negligence or willful misconduct of SBC. After the Acceptance Date, SBC will assume all risk of loss, damage or destruction to the GPS Material, except for any loss or damage caused by the negligence or willful misconduct of @Track, its agents of employees.

2.43 SBC AND @TRACK INFORMATION

Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, component lists, @Track lists, pricing lists, documentation, technical information or business information or data, written, oral or otherwise (all hereinafter designated "Information"), furnished to one party by the other under this Agreement or in contemplation hereof will remain the disclosing party's property. All copies of such Information in written, graphic or other tangible form will be returned to the disclosing party upon request. Information will be kept confidential by the parties (including the agents, employees, and affiliates of each) in performing under this Agreement and may not be used for any other purposes except upon such terms as may be agreed upon between @Track and SBC in writing.

2.44 SEVERABILITY

If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render


                                                                              37
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the @Track and SBC will be construed and enforced accordingly.

2.45 SHIPPING AND BILLING

@Track will at its expense:

     1.   Ship Orders complete unless instructed otherwise by SBC.

     2. Ship to the destination designated in an Order in accordance with specific routing instructions.

     3. Enclose a packing memorandum with each shipment and, when more than one (1) package is shipped, identify the one containing the memorandum.

     4. Mark the Order number and Product identification on all packages, subordinate documents and shipping papers.

     5.   Render invoices showing the Order number, through routing and weight.

     6.   Render separate invoices for each shipment or Order.

On written request of SBC, @Track will mail Bills of Lading, shipping notices and copies of transportation bills with copies of @Track's invoices to the address indicated on said request.

@Track will limit billing on repair invoices to one (1) invoice per repair
Order.

SBC shall reimburse @Track for any transportation charges incurred in delivery of the GPS Materials to SBC. @Track will include the transportation charges from the F.O.B. point to the destination as a separate charge on @Track's invoice for the GPS Materials. Adequate protective packaging will be furnished by @Track at no additional charge. Shipping and routing instructions may be altered as mutually agreed upon by @Track and SBC without written notice. C.O.D. shipments will not be accepted. All claims for monies due or to become due from SBC will be subject to deductions by SBC for any setoff or counterclaim for monies due or to become due from @Track, whether under this Agreement or otherwise.

2.46 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                                                              38
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.47 SURVIVAL OF OBLIGATIONS

The obligations of either party to this Agreement which by their nature would continue beyond the termination, cancellation or expiration hereof, including, by way of illustration only and not limitation, those in the clauses entitled Compliance with Laws, Insurance, Liability, Publicity, Releases Void, Severability, SBC and @Track Information and Warranty, will survive the termination, cancellation or expiration of this Agreement.

2.48 TAXES

@Track will invoice SBC the amount of any federal excise taxes or state or local sales taxes, if any, imposed upon the sale of GPS Material as separate items, listing the taxing jurisdiction imposing the tax. Software and all Services will be separately stated on the applicable invoice. SBC agrees to pay such amounts to @Track. With respect to services, SBC will pay all applicable taxes and equivalent government assessments in addition to the pricing set forth in this Agreement.

SBC shall pay, in addition to the charges due hereunder for the Products and/or Services, all applicable federal, state, local sales, use, and /or excise taxes or surcharges. @Track will invoice SBC the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of GPS Material as separate items, listing the taxing jurisdiction imposing the tax. SBC agrees to pay such amounts to @Track.

@Track agrees to pay, and to hold SBC harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of @Track, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by @Track. @Track agrees to pay and to hold SBC harmless from and against any penalty or sanction assessed as a result of @Track doing business with any country subject to U.S. trade restrictions.

2.49 SPECIAL TAX PROVISIONS

The following tax sections shall apply only to sales of products which occur in the state of California and/or other states where the statutory taxation scheme imposes the legal obligation to pay state, local and/or municipal sales taxes upon the seller of products, rather than the buyer of products, and which allows the seller to contractually shift the legal obligation to pay said state, local and/or municipal sales taxes to the buyer.

     a. Upon SBC's request, the parties shall consult with respect to the basis and rates upon which @Track shall pay any taxes for which SBC is obligated to reimburse @Track under this Agreement. If SBC determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, @Track shall make payment in accordance with such determinations. If collection


                                                                              39
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          is sought by the taxing authority for a greater amount of taxes than that so determined by SBC, @Track shall promptly notify SBC. If SBC desires to contest such collection, SBC shall promptly notify @Track. If SBC determines that in its opinion it has reimbursed @Track for sales or use taxes in excess of the amount which SBC is obligated to reimburse @Track, SBC and @Track shall consult to determine the appropriate method of recovery of such excess reimbursements. @Track shall credit any excess reimbursements against tax reimbursements or other payments due from SBC if and to the extent @Track can make corresponding adjustments to its payments to the relevant tax authority. At SBC's request, @Track shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to SBC all such refunds (and interest) received.

     b. Although @Track shall cooperate with and provide reasonable assistance to SBC, SBC shall direct the conduct of any proceedings, hearings or litigation involved in any contest with respect to taxes for which SBC is obligated to reimburse @Track under this Agreement. SBC shall reimburse @Track for any taxes, interest, penalties or out of pocket expenses reasonably incurred with SBC's advance written approval, such as travel expenses of witnesses appearing in such proceedings, which @Track may be required to pay because of @Track's complying with SBC's determinations with respect to the payment of contesting of any such taxes.

     c. If any taxing authority advises @Track that it intends to audit @Track with respect to any taxes for which SBC is obligated to reimburse @Track under this Agreement, @Track shall (1) promptly so notify SBC,
          (2) afford SBC an opportunity to participate on an equal basis with @Track in such audit with respect to such taxes and (3) keep SBC fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. @Track's failure to comply with the notification requirements of this section shall relieve SBC of its responsibility to reimburse @Track for taxes only if @Track's failure materially prejudiced SBC's ability to contest imposition or assessment of those taxes.


                                                                              40
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.50 TECHNICAL REQUIREMENTS AND SPECIFICATIONS

Product Technical Requirements and Specifications:

     The GPS Material and Services shall comply with the GPS Specifications as described in all Appendices or Exhibits, attached hereto and incorporated into this Agreement by reference and such other requirements and specifications as may be mutually agreed to by the parties.

2.51 "TERM OF AGREEMENT"

     1. This Agreement is effective as of January 31, 2002 and, unless Terminated or Canceled as provided in this Agreement, shall remain in effect for a term ending on January 30, 2003. SBC shall have the option to renew this Agreement for a one year term (January 31, 2003 through January 30, 2004.) SBC may extend the term of this Agreement by mutual consent thereafter by notification in writing to @Track.

     2. The Termination, Cancellation or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.









                                                                              41
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.52 TERMINATION AND CANCELLATION

If either party is in material breach of an obligation hereunder, the party in breach shall have the period(s) defined below from the date of written notice thereof to cure such breach:

     1. Thirty (30) days from the date of written notice specifying the breach in sufficient detail, followed by an additional forty five (45) day after written notice of intent to cancel.

If the breach is not cured within such applicable cure period, the party not in breach may cancel this Agreement.

2.53 TIME IS OF THE ESSENCE

@Track understands that SBC's business and operations require the delivery of GPS Material and the performance of Services hereunder be accomplished in the period of time and by dates specified in the applicable Order. Therefore, it is agreed that TIME IS OF THE ESSENCE in the delivery of GPS Material and the performance of Services. In determining a period of time, the date upon which action is taken to start the period shall not be counted and the period shall end with the close of business on the last designated day of the period.

2.54 TIMELY PERFORMANCE

If @Track learns of anything that might prevent the timely delivery of the Products and/or performance of the Services, @Track will immediately notify SBC of all relevant information concerning the potential delay.

2.55 TITLE

Title to GPS Material purchased pursuant to this Agreement will remain in @Track until the Acceptance Date thereof, at which time title will pass to SBC. Upon receipt of payment, @Track will furnish SBC a Bill of Sale and all other documents requested by SBC to enable it to perfect unencumbered title to the GPS Material.


                                                                              42

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.56 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.57 TRAINING

@Track will provide SBC, training materials and technical support to enable SBC to properly and effectively use the GPS Material ordered hereunder.

Training will be provided for a mutually agreed to number of SBC personnel per course. Initial training will normally be provided prior to or concurrent with the Installation Date of the GPS Material at each applicable Installation Site; provided, however, that Acceptance Testing of the GPS Material will not commence until such training has been provided. Such training will be conducted at the Installation Site or at other sites selected by SBC, and on dates which are mutually agreeable to @Track and SBC.

At SBC's request, @Track will provide additional training classes from time to time at a site selected by SBC or at @Track's site. SBC may also acquire kits of training materials and may conduct its own courses. SBC will pay for such additional training classes, or for such kits of training materials, at @Track's standard published charge of $500 per day, for a single instructor, for such services, less any applicable discounts. In the event of additional training at SBC's site, reasonable expenses for travel and lodging for the trainer will be paid by SBC, provided that reasonable supporting documentation is submitted by @Track therefor.

SBC may reproduce any training material originated by @Track for the purpose of training SBC's own personnel. Any such reproductions will include any copyright or similar proprietary notice contained in the items being reproduced.

2.58 TRANSPORTATION

All transportation charges applicable to GPS Material both from and to @Track's plant are to be paid by SBC; provided, however, that @Track will bear the cost of transportation for GPS Material (a) shipped for mechanical replacement purposes covered under any applicable Warranty, (b) removed as a result of GPS Material failure while covered under any applicable Warranty, whether for the convenience of @Track or pursuant to a demand by SBC as provided herein, and (c) removed as a result of a default by @Track of any of the terms and conditions of this Agreement or any Order.

@Track will prepay transportation and handling charges for all GPS Material ordered hereunder and list same as separate items on @Track's invoice therefor. Transportation charges to ship empty packing cases will be paid by @Track except when the GPS Material is moved at SBC's request from one SBC Installation Site to another.


                                                                              43
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


Transportation charges payable by SBC will not exceed the cost of shipment between SBC's location and the location of @Track's nearest plant of manufacture of the GPS Material being shipped, regardless of the actual point of origin or destination of the GPS Material.

SBC will pay only those rigging or drayage costs incurred at SBC's Installation Site, except when @Track is responsible for payment of transportation charges as stated above.

2.59 UNIVERSAL DESIGN

     o @Track advocates and supports and encourages its suppliers to advocate and support the manufacturing and provision of products that embrace the concept of "universal design". @Track shall use its reasonable efforts to manufacture and provide products, including future versions of Products, to make it's products accessible to the widest range of consumers including those with disabilities.

     o @Track agrees to reasonably cooperate with SBC in addressing disability access issues, including hearing aid interference, that may arise in connection with SBC's customer's use of @Track's Products furnished hereunder. Specifically @Track agrees:

          A. to ensure that its equipment is designed, developed and fabricated to be accessible to and usable by people with disabilities, and

          B. to ensure that the service is accessible to and usable to people with disabilities, or

          C. to ensure that the equipment or service is compatible with existing peripheral devices or specialized customer premises equipment commonly used by individuals with disabilities to achieve access, if the requirements of subsection 1 and 2 are not readily achievable.

2.60 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.61 WORK DONE BY OTHERS

If any part of the work is dependent upon work done by others, @Track shall inspect and promptly report to SBC any defect that renders such other work unsuitable for @Track's proper performance. @Track's silence shall constitute approval of such other work as it is fit, proper and suitable for @Track's performance of the work. @Track shall be entirely responsible for all persons furnished by @Track working in harmony with all others when working on SBC's premises.


                                                                              44
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.62 WORK HEREUNDER

It is understood that visits by representatives of @Track or its suppliers for inspection, adjustment or other similar purposes in connection with GPS Material purchased hereunder will for all purposes be deemed "work hereunder" and will be at no charge to SBC unless otherwise agreed in writing with SBC.









                                                                              45
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


SECTION B - SOFTWARE LICENSE

2.63 GENERAL

@Track agrees to supply to SBC, under the terms and conditions set forth in this Agreement, all Software and associated Documentation specified in an Order submitted to @Track pursuant hereto.

2.64 GRANT OF LICENSE

@Track hereby grants to SBC a perpetual, non-exclusive, irrevocable, royalty-free Enterprise License/Site License/CPU License (the "License") to use the Software Products specified in Orders for any business purpose of SBC or its Affiliated Companies. No right of sublicense is granted to SBC.

SBC may also alter tables and other user modifiable parameters as provided in the GPS Specifications applicable to the Software Products. SBC shall also have the right to create copies of machine readable Software Products and any source code provided or acquired hereunder for backup and recovery purposes.

All materials developed or produced by SBC through use of the Software Products shall remain the property of SBC and/or Affiliated Companies. SBC shall not use, print, copy, modify, translate, alter, decompile, reverse engineer or display the Software Products, in whole or in part, except as expressly provided for in this Agreement.

2.65 DOCUMENTATION UPDATES

@Track agrees to provide updates to Documentation furnished to SBC hereunder, which is related to the use and support of the Software. @Track will also provide periodic newsletters concerning the programs, Software enhancements, programming notes, and Documentation corrections to the SBC liaison support associated with such Software.

In the event of an emergency out-of-service condition caused by defective Software or a disaster or other occurrence wherein SBC's copy of such Software is destroyed or rendered unusable, @Track agrees to ship a replacement copy of the current version of such Software as installed at SBC's Installation Site(s) within two (2) workdays of verbal notification by SBC. @Track also agrees that there will be no charge to SBC for such replacement copy of the Software, other than the cost of the media upon which the Software resides.



                                                                              46
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.66 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.67 FORM OF ORDER

An Order for Software will be written on SBC's Order form and will contain the following information, if applicable:

     1.   The incorporation by reference of this Agreement.
     2.   The Installation Site(s).
     3.   The type of License (perpetual/annual).
     4.   The charge for the License being granted.
     5.   The date by which the Software will be delivered.
     6. Data processing equipment model number and, if already installed its serial number.
     7.   Any special terms and conditions agreed upon by the parties.

2.68 INSTALLATION OF SOFTWARE

If requested by SBC in the applicable Order, @Track agrees to install the Software, at the Installation Site designated therein, at no charge to SBC. Installation of the Software by SBC or @Track will consist of a version that will perform in accordance with the corresponding published performance GPS Specifications therefor and will include a demonstration of the Software's features and functions using @Track's standard demonstration procedure of the installed Software on SBC's computer system.

The purpose of the installation demonstration will be to confirm that all Software ordered has been entered into SBC's program library and that such Software functions in accordance with @Track's published performance GPS Specifications associated therewith. The demonstration will be considered to be successfully completed when the Software output results match the standard set of results provided by @Track.

If @Track installs the Software, @Track will certify in writing to SBC, at the successful completion of the installation demonstration that the Software has been properly installed and performs in accordance with @Track's published performance GPS Specifications applicable thereto. If SBC installs same, @Track agrees to provide complete installation instructions with the Software and telephone consultation, during @Track's business hours, on the proper installation thereof at no additional charge to SBC.



                                                                              47
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.69 SOFTWARE PRODUCT DELIVERY AND INSTALLATION

For each Software Product, @Track shall deliver, at no additional charge, at least the following basic materials:

     1.   Executable Software.
     2.   System implementation instructions and required procedures.
     3.   User instructions.
     4.   Sample data.
     5. Any other programs, routines, subroutines or related material @Track has or may develop necessary for the general use of the Software Products which are normally furnished to users of the Software Products at no charge.
     6. Documentation and GPS Specifications associated with the Software Products.
     7.   Complete installation instructions.

No Software Products under any Order shall be deemed as delivered until all Software Products required by that Order have been delivered, unless otherwise agreed between the parties. @Track also agrees to provide, at no additional charge, telephone consultation as necessary during @Track's normal business hours, on the proper installation of the Software Products. In addition, upon request by SBC, @Track agrees to install the Software Products at SBC's location(s) for no additional charge.

SBC may exchange Software Products, at no charge, for an alternative, generally available version of the Software Products for use on different platforms or operating systems. In order to exchange, SBC must certify to @Track in writing that all existing copies of the version of the Software Products to be replaced have been returned or destroyed, except for archival copies which are impractical to remove from SBC's backup tapes. In addition, SBC shall certify to @Track in writing that use of the replaced Software Products shall cease (except if use is required due to a regulatory proceeding as provided below).

Software Products shall be delivered to the site(s) specified on the Order. SBC may copy the Software Products as necessary to distribute to SBC's various platforms.



                                                                              48
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.70 RELOCATION OF SOFTWARE

SBC may redesignate the location at which the Software will be installed, and will notify @Track of such new location and the effective date of the redesignation. Concurrent operation of the Software at a second location for a period not to exceed six (6) months for the purpose of redesignating the assigned use location will not require an additional license or charge. The term "location" or "Installation Site" as used herein will mean each facility designated by SBC on each particular Order at which the Software is to be installed.

The License granted under an Order for a designated Installation Site may be transferred: (a) to a back-up location if the computer(s) at the designated Installation Site is/are inoperative due to malfunction, to performance of preventative maintenance, to engineering changes or to changes in features or model, until such computer(s) is/are restored to operative status and processing of the data already entered in the computer(s) at the back-up location has been completed, or (b) to one other location for assembly, compilation or use of the Software if the specifications of the computer(s) at the designated Installation Site are such that the Software cannot be assembled or compiled thereon.

2.71 RETURN OF SOFTWARE

Except as otherwise provided herein, SBC agrees to certify to @Track in writing, within thirty (30) days after the termination or cancellation of any License Order (except in the event of termination or cancellation due to default by @Track), that use of the Software licensed thereunder shall cease (except if use is required due to a regulatory proceeding as provided herein) and that the original and all copies of all Software licensed thereunder have been destroyed or returned to @Track. If continued use is required due to a decision or order of a regulatory body, SBC shall notify @Track and make arrangements for necessary use of the Software. However, any output created or generated through use of the Software shall remain the property of SBC, and it shall not be returned to @Track.

2.72 RIGHT TO REPRODUCE MATERIAL AND DOCUMENTATION

SBC will have the right to reproduce all printed material, Documentation and all machine-readable Software supplied by @Track hereunder, provided that such reproduction of printed material and Documentation is made solely for SBC's internal use. Any such reproductions will include any @Track notice contained in the original items being reproduced.

In the case of severe Equipment failure, SBC may transfer this copy to temporary Equipment. Any copies will be removed from the temporary Equipment when the Equipment or Software is restored to its pre-emergency specifications.



                                                                              49
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.73 RISK OF LOSS

If any Software is lost, damaged or made invalid during shipment or prior to acceptance, @Track will promptly replace the Software and Software storage media at no additional charge to SBC.

If any Software is lost or damaged while in the possession of SBC after acceptance, @Track will promptly replace the Software at the established charge for the Software storage media unless such media is provided by SBC.

2.74 SOFTWARE UPDATES

@Track agrees to supply improvements, new releases, updates, extensions, and other changes to Software ordered hereunder which (a) @Track provides to other customers who have a license to use such Software, (b) @Track deems to be logical improvements or extensions to the original Software supplied to SBC, or
(c) are necessary for the Software to continue their computing functions as mutually agreed upon between @Track and SBC. SBC will have the right to accept or reject any such revised version of the Software or to remove same and replace it with the previous version if such new version will degrade or impair SBC's computer system. In addition, @Track will insure that Software licensed hereunder is kept current with new releases of the operating system(s) listed in @Track's standard published GPS Specifications.

@Track agrees to provide SBC a reasonable amount of mail and telephone consulting assistance in the event that difficulties occur in the use of the Software or in SBC's interpretation of the results of Software use. Upon notification by SBC that such consulting service is required, @Track will proceed promptly toward the resolution of all such reported problems by using and coordinating whatever @Track resources are required to resolve the problem.

If such problem cannot be resolved by telephone or written communication within thirty (30) days from the time SBC first contacts @Track, then if requested by SBC, @Track will provide an employee, capable of resolving such problem at the applicable SBC Installation Site for no additional charge, provided that the problem is the failure of the Software to perform to general GPS Specifications previously provided to SBC or to GPS Specifications contained in the then current applicable Software GPS Specifications. If the error or malfunction causes downtime on SBC's computer system on which the Software is installed, then @Track will proceed promptly to resolve the problem.

In the event that a problem is found to be due to (a) a modification to the Software made by SBC or (b) use of the Software in a manner which is not in accordance with the instructions provided by @Track to SBC relating to use of the Software, SBC



                                                                              50
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


agrees to pay @Track for all Technical Support or Services performed to resolve or investigate the particular problem as described in section 2.82 entitled ENGINEERING CHANGES and reimburse @Track for any related expenses incurred, provided that such expenses are reasonable and @Track furnishes to SBC supporting documentation therefor.

2.75 SOURCE AVAILABILITY AND SOURCE CODE ESCROW

CODE & DOCUMENTATION ESCROW

A. GENERAL TERMS. The following Code and Documentation escrow provisions shall apply to (1) any Code and Documentation of the Software provided as part of the GPS Materials provided to SBC pursuant to this Agreement including mobile unit software, host communications handler software; and (2) any Code and Documentation for software utilized by @Track's Network Service Center to provide enhanced switching services in connection with the GPS Materials (the "Deposited Code and Documentation"). However, these escrow provisions shall not apply to any software which is owned by a third party (the "Licensed Materials"). SBC shall be able to use any intellectual property for its purposes to enable SBC to continue to provide the functionality described in the GPS Specifications and various call flows to perform all functionality and services including any modifications to the Software to effect the use of the Nokia 9000 cellular unit. Such escrow shall occur regardless of whether payment has been made, or a dispute between the parties is in progress. For purposes of this Section, the term "Code" shall include:

     1. CODE. Computer programming code. If not otherwise specified, Code shall include both Object Code, Source Code and Compiler Code/Compilation Programs. Code shall include any Maintenance Modifications, and/or Enhancements created by @Track from time to time.

     2.   OBJECT CODE. The machine-readable form of the Code.

     3. SOURCE CODE. The human-readable form of the Code and related system documentation including all comments and any procedural code such as job control language.

     4. COMPILER CODE/COMPILATION PROGRAMS. All programs needed to compile the source code to object code language.

B. ESCROW DEPOSIT. @Track will provide the Deposited Code and Documentation to an escrow agent to be mutually selected by @Track and SBC. Escrow shall be governed by the Escrow Agreement attached as Appendix VII. Should the terms on the Escrow Agreement attached as Appendix VII conflict with the terms and conditions of this Source Availability and Source Code Escrow clause, the terms and conditions of this clause shall govern. @Track will maintain the Deposited Code


                                                                              51
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


and Documentation current with a filing delay of no more than sixty (60) days following development of such Deposited Code and Documentation related to any maintenance modifications and/or enhancements.

C. PAYMENT OF ESCROW AGENT FEES. @Track shall be responsible for and pay any and all fees due to the escrow agent in connection with said escrow Agreement.

D. AVAILABILITY OF DEPOSITED MATERIALS TO SBC. The escrow agent shall release, upon actual receipt of written notice from SBC and/or @Track, the Deposited Code and Documentation to SBC if any of the following conditions occurs subject to the resolution of any objections to the delivery thereof served by @Track as specified below herein: (1) an assignment by @Track for the benefit of creditors; (2) the filing of a petition in bankruptcy by @Track; (3) the filing of creditors of @Track of a petition in bankruptcy against @Track which is not stayed or dismissed within ninety (90) days; (4) the appointment of a receiver over the assets of @Track; (5) the parties reasonable disagreement with respect to the charges to be paid by SBC to @Track under this Agreement (6) @Track's material breach of this Agreement; and/or (7) @Track's decision to cease conducting the business which is the subject of this Agreement. The escrow agent shall serve @Track with fifteen (15) days prior written notice before delivering the Deposited Code and/or Documentation to SBC so that @Track may have a reasonable opportunity to serve upon the escrow agent its written objections to delivery thereof to SBC. In the event that a dispute arises as to whether any of the foregoing conditions has been met, the escrow agent shall immediately appoint a mutually acceptable neutral third party arbitrator, with expertise in intellectual property and contract law, who will, no later than three (3) weeks after the initial demand of SBC for the release of the Deposited Code and Documentation, direct the escrow agent to hold or release the applicable portion of the Code and/or documentation according to the arbitrator's sole interpretation of this Agreement, the Source Code Escrow Agreement, and any exhibits thereto.

E. CONDITIONS OF DELIVERY. The Deposited Code and Documentation, if and when delivered to SBC shall be delivered subject to the following terms and conditions:

     1. SBC will have no right to make copies of, or to license or sublicense, the Deposited Code and Documentation, other than the rights which SBC has been granted to license or sublicense the same in this Agreement.

     2. SBC shall acquire no rights in the Deposited Code and Documentation delivered by the Escrow Agent other than the license rights granted by this Agreement and shall utilize the Deposited Code and Documentation solely for the purpose of performing and/or completing a maintenance and support of the applicable Licensed Materials.


                                                                              52
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     3. SBC shall keep the Deposited Code and Documentation at a single location at a designated SBC site and will have a right to use the software and documentation in a way that will support SBC's use of the VTS system, with the backup copy to be permanently stored as required below. SBC may utilize as many copies as necessary to support SBCs business operations and associated systems support activities.

     4. SBC's right to use the Deposited Code and Documentation will be strictly limited to maintenance and support of the applicable licensed Materials.

     5. Except when actually being utilized for its permitted purposes, the Deposited Code and Documentation will be kept in a highly restricted limited access area with access thereto limited to designated personnel who have a need to use the Deposited Code and Documentation for the purposes permitted hereunder. The Deposited Code and Documentation will be otherwise similarly protected by SBC in a manner consistent with the manner in which it protects its own highly confidential Intellectual Property (but no less than reasonable manner), for the duration of time necessary to complete such permitted purpose.

     6. All designated personnel with access to the Deposited Code and Documentation will (i) be advised in writing of the trade secret and confidential nature of the Deposited Code and Documentation and @Track's proprietary interest therein; and (2) previously have agreed to comply with written confidentiality restrictions substantially similar to the confidentiality restrictions set forth in this Agreement.

     7. 2SBC shall immediately return the Deposited Code and Documentation, and copies thereof within its possession or control, to @Track or the escrow agent when SBC no longer requires the Deposited Code and Documentation for support or maintenance purposes.

2.76 SOURCE CODE

If the applicable Order requires @Track to provide SBC and all its current and future affiliates with source code to the licensed Software, @Track shall, prior to the Performance Date and at no additional charge to SBC, provide SBC with a complete copy of the source code for the Software and any other information necessary to enable SBC and all its current and future affiliates to maintain the Software. During the license term @Track shall promptly provide SBC with copies of any changes in or additions to such source code or other information.

Unless @Track has already provided SBC with a copy of current version of the source code for the Software @Track shall, within ten (10) days after @Track's receipt of


                                                                              53
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


SBC's written request therefor and at no additional charge, provide SBC and all its current and future affiliates with a complete copy of the current version of the source code for the Software hereunder and any other information necessary to enable SBC and all its current and future affiliates to maintain the Software. SBC shall thereafter have a perpetual royalty-free right to use the source code for the limited purpose of maintaining the Software and for the purposes specified by modifications hereto.

2.77 STANDARD OF PERFORMANCE

If the Software, when operated by SBC's personnel during the Acceptance Test for the specified Acceptance Period, operates in conformance with the mutually agreed upon GPS Specifications, it will be deemed to have met the GPS Specifications.

2.78 TITLE

Title to Software will remain in @Track. SBC will have the right to make a reasonable number of copies of the Software for use as authorized in an Order.

2.79 USE OF THE SOFTWARE

@Track agrees that Software licensed hereunder may be used by any present or future subsidiary, affiliate or parent corporation of SBC, whether the use be carried out on site or by remote electronic access, and that all materials developed by SBC will remain the property of SBC.

SBC will not use, print, copy, modify, translate, alter or display the Software, in whole or in part, except as expressly provided for in this Agreement. Further, SBC will not reverse compile, decompile or reverse engineer any Software and any attempt to do so will be a breach of this Agreement.

2.80 USE OF PLATFORMS

@Track agrees and promises to use the applicable platforms on which Software Products are installed only for the purposes of installing, maintaining, or otherwise supporting the Software Products. Any other use of such platforms shall constitute a breach of this Agreement.

2.81 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                       54
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


SECTION C - GPS MATERIAL MAINTENANCE SERVICES

2.82 GENERAL

@Track agrees to provide maintenance service on GPS Material acquired hereunder by SBC upon the terms and conditions set forth in this Agreement and in Orders placed by SBC pursuant to this Section and accepted by @Track. Such Orders will be deemed accepted by @Track provided the Orders are in conformance with this Section. Prices for parts and @Track's rates are included in Appendix II.

2.83 ACCESS

SBC will provide @Track with reasonable access to the GPS Material to perform maintenance service.

2.84 BASIC SERVICE

@Track agrees to perform the following basic maintenance service: accomplish regularly scheduled Preventive Maintenance, if applicable; update the GPS Material to provide the latest reliability improvements; respond to requests for and accomplish Remedial Maintenance during the Principal Period; supervise the preparation of the GPS Material for movement and set-up after movement; and provide all tools and test equipment necessary for the maintenance of the GPS Material. There will be no maintenance charges for the following basic maintenance services if performed during the applicable warranty period and if the malfunction or inoperative condition is covered under the applicable warranty:

     1. Preventive Maintenance, unless performed outside the Principal Period, which will include, for purposes of this paragraph, the mutually agreed to scheduled time for Preventive Maintenance.

     2. Remedial Maintenance, which was begun during the Principal Period or an extension thereof or when @Track was notified during the Principal Period or extension thereof of the need for Remedial Maintenance.

     3. Remedial Maintenance required within a thirty (30) day period due to a recurrence of the same malfunction.

     4. Time spent by maintenance personnel after arrival at SBC's Site awaiting the arrival of additional maintenance personnel and/or delivery of parts, etc., after a service ticket has commenced.

     5. Remedial Maintenance required when the scheduled Preventive Maintenance preceding the malfunction had not been performed.

     6. Parts required for Preventive or Remedial Maintenance, including replacement parts.


                                                                              55
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     7. Remedial Maintenance performed outside the Contracted Period of Coverage, unless specifically agreed otherwise by SBC in writing.

When so agreed, SBC will pay for Remedial Maintenance Services requested to be performed outside of the Contracted Period of Coverage at rates as identified in Appendix II; relocation of GPS Material within a SBC location during the Contracted Period of Coverage; unpacking, installation and Acceptance Tests, any GPS Material certification for maintenance, and packing, removal and supervising the removal or moving of any GPS Material.

Preventive Maintenance, if applicable, will be performed at mutually agreed upon times which do not unreasonably interfere with SBC's use of the GPS Material. @Track will specify in writing the frequency and duration of the Preventive Maintenance required for the GPS Material, and SBC will specify the Preventive Maintenance schedule which may be modified by mutual agreement.

2.85 ENGINEERING CHANGES

Engineering changes which are made to GPS Material after its manufacture will be incorporated by @Track into the GPS Material at SBC's site. These changes will be incorporated only after consultation with and scheduling by SBC. Time required for any modifications or engineering changes will be subject to the provisions hereof relating to maintenance credit for downtime. In addition, @Track will, during such consultation, specify any related products which may be affected by such engineering changes. All modifications will be subject to the provisions of the Clause entitled ACCEPTANCE.

There will be no charge for the installation of engineering changes due to Warranty covered defects on GPS Material or a recall of the GPS Material for safety related defects.

2.86 ESCALATION PROCEDURE

@Track will endeavor to initiate on-site remedial Service at SBC under current ST scheduling guidelines. No charge will be made for any such escalation.

2.87 FORM OF ORDER

Orders for GPS Material maintenance will be written on SBC's forms and will contain the following information:

     A.   The incorporation by reference of this Agreement.
     B. A complete list of the GPS Material to be serviced, specifying quantity, type, description, the monthly maintenance charge for each item of GPS


                                                                              56
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


          Material, the term of the Order and the total annual/monthly maintenance charges payable by SBC.
     C. The location at which the GPS Material is installed, including floor, street, city, state and zip code.
     D. The designation of a point of contact at which @Track's maintenance representative will receive notification of GPS Material failure.
     E.   The Principal Period or extension thereof, selected by SBC.
     F.   Any special terms and conditions agreed upon between the parties.









                                                                              57
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


2.88 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.89 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.90 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


2.91 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.92 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


2.93 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.94 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.95 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.96 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

2.97 PARTS

There will be no additional charges for replacement parts during the covered warranty period. Only new standard parts or parts of equal quality will be used in effecting repairs. Parts which have been replaced will become the property of @Track and will be removed from SBC's Site. Parts, which are installed on purchased GPS Material, will become the property of SBC.

2.98 REMEDIAL MAINTENANCE

The Principal Period or extension thereof may be changed by SBC upon thirty (30) days' prior written notice to @Track.


                                                                              58
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


Separate Principal Periods of Maintenance may be specified when there are two
(2) or more installations of @Track provided GPS Material at the same Site.

In the event that @Track finds itself unable to meet the standards set forth above in responding to SBC's maintenance requests, @Track will, in consideration of the size of the installed base, locate an @Track Field Engineer within a fifty (50) mile radius of SBC and, upon the reasonable request of @Track, SBC may provide office space for such Field Engineer at SBC's Site.

2.99 STORAGE AND WORK SPACE

SBC will provide at no charge to @Track space for spare parts and working space, including heat, light, ventilation, electric current and outlets for use by @Track's maintenance personnel. These facilities will be located at SBC's site within a reasonable distance of the GPS Material to be maintained. @Track will maintain this space in an orderly manner, consistent with SBC's site rules. SBC will not be liable for loss or damage to @Track's equipment or materials stored on SBC's site.

3.00 TERM OF ORDER

The maintenance term will commence on the date set forth in the applicable Order (but in no event earlier than the expiration of the warranty period for the GPS Material involved) and continue for the initial maintenance term specified therein and thereafter until canceled or terminated by SBC as provided herein.









                                                                              59
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


3.01 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

SECTION D - @TRACK NETWORK SERVICES

3.02 GENERAL

This Section sets forth the terms and conditions relating to collection and delivery of data by @Track as well as the specific Services provided for the monthly fee listed in Appendix II, Pricing.

3.03 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

3.04 NETWORK SERVICE TERMS

A. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

B. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

C. SERVICE COMMITMENT. All service terms described herein terminate on January 30, 2003. These commitments may be extended with any subsequent renewal term.

     [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

D. RATES, CHARGES, BILLING AND PAYMENT FOR SERVICES. @Track will render to Ameritech, Pacific Bell, Southern New England Telephone and Southwestern Bell Telephone, L.P. a monthly bill for the Enhanced Services and Enhanced Cellular Roaming service with each listed separately and subdivided by SBC billing entity. SBC will receive a paper bill unless electronic media is requested. SBC agrees to accept responsibility for all calls made by SBC or it's authorized users. The rates for all services hereunder effective on the date of this agreement are set forth in this agreement. Payment shall be due net sixty (60) after receipt of invoice. All service fee payments shall be due and payable to @Track Communications, Inc. at P.O. Box 970779, Dallas, Texas, 75397-0779.

E. TAXES, DUTIES & SURCHARGES FOR SERVICES. All service charges are subject to federal, foreign, state and/or local excise, sales, use, property, retailers, occupation or other taxes, duties or surcharges. If any governmental tax, duty or surcharge is determined to be applicable, then SBC shall pay to @Track the full


                                                                              60
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     amount of any such tax, duty or surcharge at the time payment is due for other charges pursuant to paragraph d above herein.

F. NONPAYMENT OF SERVICE FEES. A late payment charge of one (1) percent of the outstanding balance shall be assessed on a monthly basis on payments not paid in accordance with the terms and conditions of this Agreement.

G. PRIVACY OF COMMUNICATION. In rendering service under this agreement, @Track will make reasonable efforts to protect the privacy of SBC's communications. However, absolute privacy of communications is not guaranteed. SBC acknowledges that wireless communications, including cellular, satellite and other transmissions, are subject to interceptions by parties who possess certain types of radio equipment without the knowledge or permission of the user.

H. LIMITED WARRANTY FOR SERVICES. During the duration of this agreement, @Track warrants that the Enhanced Services provided shall operate in good working order and that the Enhanced Cellular Roaming services provided, if any, shall be in good working order and available to SBC's vehicles equipped with Mobile Communications Unit(s) when within the service areas of cellular carriers offering cellular services to @Track.

I. LIMITATION OF LIABILITY AND EXCLUSIVE REMEDY FOR SERVICES. SBC agrees that the liability of @Track, if any, for interruptions, delays, and failures in transmission of service ("service problems") to SBC (except for SBC's own negligence or misconduct, for which SBC shall be solely liable), is limited solely to the allowance of a credit as specified in the Grade of Service section of this agreement.

J. REGULATORY STATUS. @Track and SBC acknowledge that @Track is a private enhanced services provider, and that @Track's provision of the Enhanced Services and its obtaining for SBC the Enhanced Cellular Roaming, are in no way intended to impute to @Track the regulatory status of telecommunications common carrier. To the extent the telecommunications services addressed by this agreement are provided to SBC by third party telecommunications companies, @Track and SBC acknowledge that only the third party telecommunications company providing such services may be construed, if applicable, as a telecommunications common carrier. To the extent federal, state, or local laws or regulations change or are interpreted otherwise, SBC agrees to execute any reasonable retroactive modification to this agreement which does not affect the nature or cost of the service, to the extent necessary to protect @Track against unfavorable regulatory classifications.

K. INTELLECTUAL PROPERTY RIGHTS. Unless otherwise specified in this agreement, @Track retains sole title to any intellectual property of @Track utilized in conjunction with this agreement. This agreement does not constitute a license to


                                                                              61
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     use any intellectual property owned or controlled by @Track, except as set forth in this agreement.

3.05 [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

SECTION E - ENTIRE AGREEMENT

3.06 ENTIRE AGREEMENT

The terms contained in this Agreement, and any Orders, including all Exhibits and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire agreement between @Track and SBC with regard to the subject matter hereof and supersede all prior oral and written communications, agreements and understandings of the parties, if any, with respect hereto. This Agreement may not be modified expect by a written instrument signed on behalf of both parties by the representatives who sign this Agreement or their successors in title and authority. If either representative is no longer employed by SBC/@Track or has been demoted, or if the approval level no longer exists, a manager at a level equal to or exceeding the original level must execute revisions to this Agreement.









                                                                              62
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


IN WITNESS WHEREOF, @Track and SBC have caused this Amendment No. 3 to Agreement No. 980427 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last party to this Amendment signs.


@TRACK COMMUNICATIONS, INC.                SBC COMMUNICATIONS

By: /s/ JANA AHLFINGER-BELL                By: /s/ PHILLIP E. COVURN
    ---------------------------------          ---------------------------------
Printed Name: Jana Ahlfinger-Bell          Printed Name: Maureen Merkle
Title: CEO                                 Title: Vice President, Strategic
                                                  Sourcing SBC Services, Inc.

Date:   2/8/02                             Date:   2/8/2002
      -------------------------------            -------------------------------
                                           ON BEHALF OF SBC AMERITECH,
                                           SBC PACIFIC BELL,
                                           SBC SOUTHERN NEW ENGLAND TELEPHONE,
                                           AND SBC SOUTHWESTERN BELL
                                           TELEPHONE, L.P.









                                                                              63
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


APPENDIX I -

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]









                                                                              64
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


APPENDIX II -

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]









                                                                              65
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


APPENDIX III - CHANGE ORDER

-------------------------------------------------------------------
| CONTRACT/P.O. #  |                                              |
-------------------------------------------------------------------

------------------------------------------------------------------------
|                  |                                                   |
| LOCATION:        |                                                   |
------------------------------------------------------------------------

--------------------------------------------------------------------------------
| REQUEST NUMBER   | ORIGINATOR            | DATE ORIGINATED   | DATE ACCEPTED |
-------------------+-----------------------+-------------------+----------------
|                  |                       |                   |               |
|                  |                       |                   |               |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| DETAILED DESCRIPTION OF CHANGE REQUESTED (ATTACH ADDITIONAL INFORMATION IF   |
| REQUIRED)                                                                    |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| IDENTIFY COST,    |                                                          |
| IF ANY:           |                                                          |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| ARE CHANGES REQUIRED TO THE GPS SPECIFICATIONS - IF YES,      |       |      |
| DESCRIBE AND ATTACH COPY OF CHANGES REQUESTED                 |  YES  |  NO  |
----------------------------------------------------------------+-------+-------
|                                                               |       |      |
|                                                               |       |      |
|                                                               |       |      |
--------------------------------------------------------------------------------

-----------------
|AUTHORIZATIONS:|
-----------------

--------------------------------------------------------------------------------
|        |                                |            |                       |
| SBC:   |                                |  @TRACK:   |                       |
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|        |                                |            |                       |
| NAME:  |                                |  NAME:     |                       |
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|        |                                |            |                       |
| DATE:  |                                |  DATE:     |                       |
--------------------------------------------------------------------------------

UPON ACCEPTANCE RETURN ONE COPY TO:

SR. CONTRACT MANAGER, 1010 PINE, 1-E-102, ST. LOUIS, MO. 63101


                                                                              66
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                                                                     APPENDIX IV



                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws and associated regulations governing performance of this Agreement including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701 and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973, as amended, and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws and associated regulations apply to the Work under this Agreement, and only to that extent, Supplier (also referred to as "Contractor") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws and associated regulations, as now in force or as may be amended in the future, including, but not limited to, the following:

1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT
     CONTRACTORS

     In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including, but not limited to, Supplier's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Supplier will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin.


2.   AGREEMENT OF NON SEGREGATED FACILITIES

     In accordance with 41 C.F.R. Section 60-1.8, Supplier agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex or national origin at any of its establishments, and that it does not, and will not, permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, washrooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided that separate or single-user restrooms and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM


                                                                              67
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     Supplier agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).

4.   AGREEMENT OF FILING

     Supplier agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

     In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

     As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

(a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for systems, assemblies, components and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

(b) Supplier hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Supplier further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Supplier's compliance with this clause.

(c) As used in this Agreement, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern (i) which is at least fifty-one percent (51%) unconditionally owned by one or more socially and economically disadvantaged individuals, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is unconditionally owned by one or more socially and economically


                                                                              68
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


disadvantaged individuals; and (ii) whose management and daily business operations are controlled by one or more such individuals. This term shall also mean a small business concern that is at least fifty-one percent (51%) unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least fifty-one percent (51%) of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. Supplier shall presume that "socially and economically disadvantaged individual" includes Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small Business Act. Supplier shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least fifty-one percent (51%) owned by one or more women, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more women, and
(ii) whose management and daily business operations are controlled by one or more women; and

(e) Suppliers acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a small business concern owned and controlled by women.

7.   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING
     PLAN.

     The subcontractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.


                                                                              69
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


APPENDIX V-

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]









                                                                              70
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                                                                     APPENDIX VI


                           PREFERRED ESCROW AGREEMENT
                      SOFTWARE SOURCE CODE ESCROW AGREEMENT
                      Account Number ______________________
                            AGREEMENT EFFECTIVE DATE:

PARTIES.
     This Software Source Code Escrow Agreement, ("Escrow Agreement") effective as of the date above, is between DSI Technology Escrow Services, Inc., a company doing business as DSI ("Escrow Agent") located at 9265 Sky Park Court, #202, San Diego, CA 92123, @Track Communications, Inc. located at 1155 Kas Drive, Suite 100, Richardson, Texas 75081 (Supplier), and SBC Services, Inc., located at 1010 Pine, Room 1E102, St. Louis, MO 63101 ("Beneficiary").









                                                                              71
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


RECITALS.
     Supplier licenses software to Beneficiary in object code form (the
          "Software") pursuant to Master Agreement No. 980427-03 ("Master Agreement"). "Deposit Materials" means the Software in source code form ("Source Code"), including all relevant documentation and instructions to maintain, duplicate and compile the Source Code. The Software and Deposit Materials are the proprietary and confidential information of Supplier, and Supplier desires to protect such ownership and confidentiality. A description of the Software subject to this Escrow Agreement as of the date hereof is attached hereto as Exhibit "B."

     The purpose of this Escrow Agreement is to establish an escrow in accordance with the provisions of the Master Agreement and this Escrow Agreement to protect Supplier's ownership and confidentiality of the Software and Deposit Materials and to protect Beneficiary's legitimate use of the Software by assuring the availability of the Deposit Materials in the event certain conditions set forth in Paragraph 3.3 of this Escrow Agreement occur.

     The parties desire that this Escrow Agreement be an agreement supplementary to the Master Agreement pursuant to the United States Bankruptcy Code
          Section 365 (n).

     In consideration of the mutual covenants and conditions contained in this Escrow Agreement, the parties agree as follows.


DEPOSIT MATERIALS ESCROW PROCEDURES.
     Delivery of Deposit Materials and Updates to Escrow Agent. Supplier shall deliver to Escrow Agent the Deposit Materials. Supplier shall also deliver to Escrow Agent all Deposit Materials revisions, and/or new versions ("Update(s)") as soon as practicable after the change is effected by or on behalf of Supplier


                                                                              72
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


      and not later than thirty (30) days of the release of the Software for such revisions and/or new versions to the Beneficiary. Updates shall be added to and become part of the Deposit Materials. With each delivery of the Deposit Materials and Updates, Supplier agrees to provide the information specified in Exhibit B, "Description of the Software," a copy of which is attached hereto and incorporated herein by reference. Title and ownership of the media upon which the Deposit Materials is stored, exclusive of the Deposit Materials itself, shall vest with Escrow Agent upon delivery of the Deposit Materials. THE DEPOSIT MATERIALS SHALL BE PROVIDED ON MAGNETIC TAPE COMPATIBLE WITH WORKSTATIONS AND THE SYSTEMS ON WHICH THE SOFTWARE WILL OPERATE AND SHALL BE ACCOMPANIED BY FULL DOCUMENTATION THEREFORE.

3.1.1 Deposit Inspection. When Escrow Agent receives the Deposit Materials and Exhibit B, Escrow Agent will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 7.

3.1.2 Acceptance of Deposit. At completion of the deposit inspection, if Escrow Agent determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, Escrow Agent will date and sign Exhibit B and mail a copy thereof to Supplier and Beneficiary. If Escrow Agent determines that the labeling does not match the item descriptions or quantity on Exhibit B, Escrow Agent will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Supplier and Beneficiary. Escrow Agent's acceptance of the deposit occurs upon the signing of Exhibit B by Escrow Agent. Delivery of the signed Exhibit B to Beneficiary is Beneficiary's notice that the Deposit Materials have been received and accepted by Escrow Agent.

3.2. Record Keeping, Storage, Copies and Inspection of Deposit Materials. Escrow Agent shall have no obligation to determine the completeness, accuracy or physical condition of the Deposit Materials. Supplier and Beneficiary shall be entitled to inspect the records that Escrow Agent maintains and the Deposit Materials pursuant to this Escrow Agreement during normal business hours and following reasonable prior notice.

3.3. Availability of Deposit Materials to Beneficiary. The Escrow Agent shall release, upon actual receipt of written notice from Beneficiary and/or Supplier, the Deposit Materials to Beneficiary if any of the following conditions occurs subject to the resolution of any objections to the delivery thereof served by Supplier as specified below herein: (1) an assignment by Supplier for the


                                                                              73
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     benefit of creditors; (2) the filing of a petition in bankruptcy by Supplier; (3) the filing of creditors of Supplier of a petition in bankruptcy against Supplier which is not stayed or dismissed within ninety
     (90) days; (4) the appointment of a receiver over the assets of Supplier;
     (5) the parties reasonable disagreement with respect to the charges to be paid by Beneficiary to Supplier under this Agreement (6) Supplier's material breach of this Agreement; and/or (7) Supplier's decision to cease conducting the business which is the subject of this Agreement. The Escrow Agent shall serve Supplier with a copy of the written notice from Beneficiary. From the date DSI mails the written notice to Supplier, Supplier will have fifteen (15) days to serve upon the escrow agent its written objections to delivery thereof to Beneficiary. In the event that a dispute arises as to whether any of the foregoing conditions has been met, the Escrow Agent shall immediately notify both Supplier and Beneficiary that there is a dispute to be resolved. Both Supplier and Beneficiary shall appoint a mutually acceptable neutral third party arbitrator, with expertise in intellectual property and contract law, who will, no later than three (3) weeks after the initial demand of Beneficiary for the release of the Deposited Materials, direct the escrow agent to hold or release the Deposit Materials according to the arbitrator's sole interpretation of this Master Agreement, this Agreement, and any exhibits thereto.

3.4. Conditions of Delivery. The Deposit Materials, if and when delivered to Beneficiary shall be delivered subject to the following terms and conditions:

     3.4.1. Beneficiary will have no right to make copies of, or to license or sublicense, the Deposit Materials, other than the rights which Beneficiary has been granted to license or sublicense the same in the Master Agreement.

     3.4.2. Beneficiary shall acquire no rights in the Deposit Materials delivered by the Escrow Agent other than the license rights granted by the Master Agreement and shall utilize the Deposit Materials solely for the purpose of performing and/or completing a maintenance and support of the applicable Licensed Materials (as defined in the Master Agreement).

     3.4.3. Beneficiary's right to use the Deposit Materials will be strictly limited to maintenance and support of the applicable Licensed Materials (as defined in the Master Agreement).

     3.4.4. Except when actually being utilized for its permitted purposes, the Deposit Materials will be kept in a highly restricted limited access area with access thereto limited to designated personnel who have a need to use the Deposit Materials for the purposes permitted hereunder. The Deposit


                                                                              74
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


            Materials will be otherwise similarly protected by Beneficiary in a manner consistent with the manner in which it protects its own highly confidential Intellectual Property (but no less than reasonable manner), for the duration of time necessary to complete such permitted purpose.

     3.4.5. All designated personnel with access to the Deposit Materials will
            (i) be advised in writing of the trade secret and confidential nature of the Deposited Code and Documentation and Supplier's proprietary interest therein; and (2) previously have agreed to comply with written confidentiality restrictions substantially similar to the confidentiality restrictions set forth in the Master Agreement.

     3.4.6. Beneficiary shall immediately return the Deposit Materials, and copies thereof within its possession or control, to Supplier when Beneficiary no longer requires the Deposit Materials for support or maintenance purposes.









                                                                              75
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


4.   TERM AND TERMINATION.

4.1. Term of Escrow Agreement. This Escrow Agreement shall have an initial term of three (3) years from the date hereof unless earlier terminated as provided herein. The term shall be automatically renewed on a yearly basis thereafter, unless Supplier, Beneficiary, or Escrow Agent notifies the other parties in writing at least thirty (30) days prior to the end of the then current term of its intention to terminate this Escrow Agreement.

4.2. Termination of Escrow Agreement. This Escrow Agreement shall terminate upon the occurrence of any of the following.

     4.2.1. Upon notice after the initial term pursuant to Paragraph 4.1 or after an increase of fees and costs pursuant to Section 5;

     4.2.2. Upon release of the Deposit Materials pursuant to Paragraph 3.5;

     4.2.3. Upon termination of the Master Agreement by mutual consent of Supplier and Beneficiary;

     4.2.4. In the event of the nonpayment of fees owed to Escrow Agent, Escrow Agent shall provide written notice of delinquency to the parties to this Escrow Agreement affected by such delinquency. Any such party shall have the right to make the payment to Escrow Agent to cure the default. If the past due payment is not received in full by Escrow Agent within one (1) month of the date of such notice, then at any time thereafter Escrow Agent shall have the right to terminate this Escrow Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties.

4.3. Survival of Terms. In the event of termination of this Escrow Agreement, the rights and obligations of the parties shall terminate, other than the obligation of Supplier and/or Beneficiary to pay Escrow Agent all fees and costs then due, and the obligations of Supplier and Beneficiary pursuant to Paragraph 3.6 (Beneficiary Use of Deposit Materials), Section 11 (Limitation of Liability of Escrow Agent), Section 12 (Indemnification of Escrow Agent), and the Paragraph titled, "Attorneys' Fees," in the Section titled, "Miscellaneous Provisions."


                                                                              76
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


5. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. Supplier represents and warrants the following:

6.1. The Deposit Materials as delivered to Escrow Agent is a copy of Supplier's proprietary information corresponding to that described in Exhibit "A" and is capable of being used to generate the latest version of the Software. Supplier shall deliver further copies as and when necessary. The Deposit Materials shall contain all information in human-readable form and on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain and correct the Software without the assistance of any other person.

6.2. Supplier owns the Deposit Materials and the Intellectual Property Rights therein free and clear of any liens, security interests, or other encumbrances and has the right and authority to grant Escrow Agent and Beneficiary the rights granted by Supplier to Escrow Agent and Beneficiary in this Escrow Agreement

7.   TECHNICAL VERIFICATION.

     Verification. Beneficiary shall have the right, at Beneficiary's expense, to cause a verification of any Deposit Materials. Beneficiary shall notify Supplier and Escrow Agent of Beneficiary's request for verification. Supplier shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to Escrow Agent, then only Escrow Agent, or at Escrow Agent's election an independent person or company selected and supervised by Escrow Agent, may perform the verification.

8.   LICENSE.

     The Supplier hereby grants a license to Escrow Agent to make as many copies of the Deposit Materials as may be necessary to comply with its obligations under this Escrow Agreement.

9.   INTELLECTUAL PROPERTY RIGHTS.

     The release of the Deposit Materials to the Beneficiary will not act as an assignment of any Intellectual Property Rights that the Supplier possesses in the Deposit Materials.

10.  RESTRICTION ON ACCESS TO SOURCE MATERIAL; COPIES.

     Except as otherwise required to carry out its duties hereunder, Escrow Agent shall not permit any Escrow Agent employee, Beneficiary or any other person access to the Deposit Materials except as otherwise provided herein, unless consented to in writing by Supplier.


                                                                              77
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


11.  LIMITATION OF LIABILITY OF ESCROW AGENT.

     Escrow Agent may act in reliance on any written notice, electronic mail or written instruction or request furnished to Escrow Agent hereunder signed or presented by a person apparently authorized to act on behalf of Supplier or Beneficiary, and all employees of Supplier and Beneficiary are conclusively deemed to have such authority, however, Escrow Agent will not accept release notices by Electronic Mail. Release notices shall be on company letterhead and sent by mail or facsimile. No action or claim against Escrow Agent arising under this Escrow Agreement may be instituted more than one (1) year after the event giving rise to such action or claim. Escrow Agent shall not be liable for any special, incidental, or consequential damages (including lost profits) arising out of this Escrow Agreement even if Escrow Agent has been apprised of the possibility of such damages.

12.  INDEMNIFICATION OF ESCROW AGENT.

     Escrow Agent shall be responsible to perform its obligations under this Escrow Agreement and to act in a reasonable and prudent manner with regard to this Escrow Agreement. Provided Escrow Agent has acted in the manner stated in the preceding sentence, the party on whose behalf, or pursuant to whose direction Escrow Agent acts, shall indemnify, defend and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Escrow Agent relating in any way to this Escrow Agreement, except for any liability, costs or expenses that may be sustained or incurred by the gross negligence or willful misconduct on the part of Escrow Agent, its employees or agents.. Absent any such direction, Supplier and Beneficiary shall jointly and severally indemnify and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Escrow Agent relating in any way to this Escrow Agreement, except for any liability, costs or expenses that may be sustained or incurred by the gross negligence or willful misconduct on the part of Escrow Agent, its employees or agents.


                                                                              78
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


13.   NOTICES.

      Except as otherwise provided herein all notices, requests, demands, or other communications under this Escrow Agreement shall be in writing. Notice shall be sufficiently given for all purposes as follows:

13.1. Personal Delivery. When personally delivered to the recipient. Notice is effective on delivery.

13.2. First-Class Mail. When mailed first-class to the last address of the recipient known to the party giving notice. Notice is effective three (3) mail days after deposit in a United States Postal Service office or mailbox.

13.3. Certified Mail. When mailed certified mail, return receipt requested. Notice is effective on receipt, if delivery is confirmed by a return receipt.

13.4. Overnight Delivery. When delivered by private overnight delivery service such as Federal Express, Airborne, United Parcel Service, or DHL Worldwide Express, charges pre-paid or charged to the sender's account. Notice is effective on delivery, if delivery is confirmed by the delivery service.

      Facsimile Transmission. When sent by facsimile to the last facsimile number of the recipient known to the party giving notice. Notice is effective on receipt, provided that (a) a duplicate copy of the notice is promptly given by first-class or certified mail, or (b) the receiving party delivers a written confirmation of receipt. Any notice given by facsimile shall be deemed received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

      [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                                                              79
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


13.5. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities, messenger, or overnight delivery service.

13.6. Any party may change its address or facsimile number by giving the other party notice of the change in any manner permitted by this Escrow Agreement.


14.  DISPUTES AND DISPUTE RESOLUTION.

Except as provided for in Section 3.3 above, any dispute arising out of or relating to this Agreement or the breach, termination, or validity thereof, not settled within thirty (30) days of written notice of such dispute, shall be settled by arbitration in accordance with the then current Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators, of whom each party shall appoint one and the two appointed arbitrators shall pick a third arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16 and judgment upon the award rendered by The arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Ramon, California, St. Louis, Missouri, or Dallas, Texas, or their environs at the discretion of the party requesting arbitration. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. Final and binding arbitration in accordance with the procedures specified in this Section shall be the sole and exclusive procedure for the resolution of any such disputes.


                                                                              80
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03



13.  MISCELLANEOUS PROVISIONS.

     14.1 Entire Agreement; Acknowledgement. This Escrow Agreement and all agreements, exhibits, and schedules referred to in this Escrow Agreement constitute the final statement of the terms of the Escrow Agreement between the parties and supersede all prior and contemporaneous understandings or agreements of the parties.

     14.2 Modification of Agreement. No supplement, amendment, or modification of this Escrow Agreement shall be binding unless it is in writing and signed by all parties.

     14.3 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Escrow Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Escrow Agreement.

     14.4 Waiver. No waiver of a breach, failure of a condition, or any right or remedy contained in or granted by the provisions of this Escrow Agreement shall be effective unless it is in writing and signed by the waiving party.

     14.5 Headings. The headings in this Escrow Agreement are included for convenience only and shall neither effect the construction or interpretation of any provision in this Escrow Agreement nor affect any of the rights or obligations of the parties to this Escrow Agreement.

     14.6 California Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California.

     14.7 Severability. If a court of competent jurisdiction holds any provision of this Escrow Agreement to be illegible, unenforceable, or invalid in whole or in part for any reason, the validity and enforceability of the remaining provisions, or portions of them, will not be affected.


                                                                              81
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date below the signatures.

SUPPLIER:                                  BENEFICIARY:
@TRACK COMMUNICATIONS, INC.                AMERITECH ACCEPTED

By:                                        By:
    ---------------------------------          ---------------------------------
Printed Name: Jana Ahlfinger-Bell          Printed Name:
                                                         -----------------------
Title: CEO                                 Title:
                                                  ------------------------------
Date:                                      Date:
      -------------------------------            -------------------------------
                                           ON BEHALF OF SBC AMERITECH,
                                           SBC PACIFIC BELL,
                                           SBC SOUTHERN NEW ENGLAND TELEPHONE,
                                           AND SBC SOUTHWESTERN BELL
                                           TELEPHONE, L.P.


ESCROW AGENT:
DSI, INC.

By:
    ---------------------------------

Printed Name:
             ------------------------

Title:
      -------------------------------

Date:
      -------------------------------


                                                                              82
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _________________________________________________________

Account Number _________________________________________________________________

Product Name________________________________________________ Version ___________
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity        Media Type & Size        Label Description of Each Separate Item

_________       Disk 3.5" or ____
_________       DAT tape ____mm
_________       CD-ROM
_________       Data cartridge tape ____
_________       TK 70 or ____ tape
_________       Magnetic tape ____
_________       Documentation
_________       Other ______________________

PRODUCT DESCRIPTION:
Environment ____________________________________________________________________

DEPOSIT MATERIAL INFORMATION:
Is the media encrypted? Yes/No If yes, please include any passwords and the decryption tools.
Encryption tool name________________________________________ Version ___________
Hardware required_______________________________________________________________
Software required_______________________________________________________________
Other required information______________________________________________________

I certify for DEPOSITOR that the above described DSI has inspected and accepted the above Deposit Materials have been transmitted to DSI: materials (any exceptions are noted above):

Signature ______________________________   Signature ___________________________
Print Name _____________________________   Print Name __________________________
Date ___________________________________   Date Accepted _______________________
                                           Exhibit B #__________________________

Send materials to: DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA 92123
(858) 499-1600


                                                                              83
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                                                                       EXHIBIT C

Fee & Services Schedule
--------------------------------------------------------------------------------
NEW ESCROW AGREEMENT                         ANNUAL FEE       SETUP FEE
--------------------------------------------------------------------------------
Comprehensive Preferred                      $2,650           $1,050
--------------------------------------------------------------------------------
Master Preferred                             $1,350           $2,050
--------------------------------------------------------------------------------
Reseller                                     $1,350           $2,050
--------------------------------------------------------------------------------
Preferred                                    $1,350           $1,050
--------------------------------------------------------------------------------
Web Content Protection                       $1,000           $1,050
--------------------------------------------------------------------------------
FlexSAFE                                     $1,250           $350
--------------------------------------------------------------------------------
SAFE                                         $1,250           $350
--------------------------------------------------------------------------------
Technology Protection                        $700             No Fee
--------------------------------------------------------------------------------
ADDITIONAL BENEFICIARY
--------------------------------------------------------------------------------
Preferred                                    $650/ea.         $1,050
--------------------------------------------------------------------------------
Master Preferred                             $650/ea.         No Fee
--------------------------------------------------------------------------------
FlexSAFE                                     $200/ea.         No Fee
--------------------------------------------------------------------------------
SAFE                                         $50/ea.          No Fee
--------------------------------------------------------------------------------
ADDITIONAL DEPOSIT ACCOUNT
--------------------------------------------------------------------------------
Master Preferred                             $700             No Fee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE OPTIONS                                               FEES
--------------------------------------------------------------------------------
Unlimited deposit or replacement, plus
one additional storage unit                                   $300/yr.(1)
--------------------------------------------------------------------------------
Individual deposit updates or replacements                    $200/ea.
--------------------------------------------------------------------------------
SecurEmail: Unlimited deposits, updates or replacements
sent electronically, via secure e-mail, plus one additional
storage unit                                                  $500/yr.
--------------------------------------------------------------------------------
DeposiTrack updates                                           $300/ea.(1)
--------------------------------------------------------------------------------
Remote vaulting                                               $500/yr.
--------------------------------------------------------------------------------
Release filing fee                                            No Fee(2)
--------------------------------------------------------------------------------
Custom contracts                                              No Fee(3)
--------------------------------------------------------------------------------
Additional storage units                                      $100/ea.
--------------------------------------------------------------------------------
Technical verification (estimates based on $225/hr.)
   Verification Level I                                       $1,000(1)
   Verification Level II                                      $1,500 - $2,000(4)
   Verification Level III                                     $4,000 - $8,000(4)
--------------------------------------------------------------------------------

(1)  INCLUDED IN THE COMPREHENSIVE PREFERRED ANNUAL FEE.


                                                                              84
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


(2)  COPYING EXPENSES IN EXCESS OF $300 WILL BE CHARGEABLE.
(3) AN ANNUAL FEE OF $500 MAY BE ASSESSED FOR CONTRACT MODIFICATIONS THAT CHANGE DSI'S STANDARD PROCESSES OR RISK, SPECIFICALLY DEPOSIT HANDLING, RELEASE OR TERMINATION PROCEDURES AND GENERAL INDEMNITY ISSUES.
(4) VERIFICATION IS A SEQUENTIAL PROCESS. A LEVEL I MUST BE COMPLETED BEFORE WORK ON A LEVEL II CAN BEGIN, AND A LEVEL II MUST BE COMPLETED BEFORE WORK ON A LEVEL III CAN BEGIN. LISTED FEES REFLECT ONLY THE COST FOR EACH LEVEL.









                                                                              85
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


APPENDIX VII-

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]








                                                                              86
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

               YEAR REPORTING:

     PRIME SUPPLIER NAME:
                           -----------------------------------------------------
     ADDRESS:
                           -----------------------------------------------------

                           -----------------------------------------------------
     COMPANY E-MAIL:
                           -----------------------------------------------------
     TELEPHONE NUMBER:
                           -----------------------------------------------------

     DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:




     DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM




     THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.   GOALS

     A.   WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

     MINORITY BUSINESS ENTERPRISES (MBES)                              #DIV/0!
                                                                     -----------
     WOMAN BUSINESS ENTERPRISES (WBES)                                 #DIV/0!
                                                                     -----------
     DISABLED VETERAN BUSINESS ENTERPRISES (DVBES)                     #DIV/0!
                                                                     -----------

     B.   WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH:

     AMERITECH
                                      ------------------------------------------
     NEVADA BELL
                                      ------------------------------------------
     PACIFIC BELL
                                      ------------------------------------------
     SOUTHERN NEW ENGLAND TELEPHONE
                                      ------------------------------------------
     SOUTHWESTERN BELL
                                      ------------------------------------------
     AMERITECH DATA SERVICES (ADS)
                                      ------------------------------------------
     SBC ADVANCED SOLUTIONS (ASI)
                                      ------------------------------------------
     SBC LONG DISTANCE
                                      ------------------------------------------

                                                                              87
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


     SBC TELECOM (NATIONAL/LOCAL)
                                      ------------------------------------------
     OTHER SBC AFFILIATE
                                      ------------------------------------------

     NOTE: INDICATE DOLLAR AWARD(S) AS IT APPLIES TO THIS CONTRACT (I.E., PACIFIC BELL, SWBT, AND/OR AFFILIATE).

     C.   WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

     MINORITY BUSINESS ENTERPRISES (MBEs)
                                                           ---------------------
     WOMAN BUSINESS ENTERPRISES (WBEs)
                                                           ---------------------
     DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)
                                                           ---------------------

     *SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE,
      WBE, AND DVBE*

2. LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS



            DETAILED PLAN FOR USE OF M/WBES-DVBEs AS SUBCONTRACTORS,
                       DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

--------------------------------------------------------------------------------
                 CLASSIFICATION    PRODUCTS/SERVICES
COMPANY NAME     (MBE/WBE/DVBE)      TO BE PROVIDED     $ VALUE    DATE TO BEGIN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              88
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

     ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,
     SUBMIT SUMMARY REPORTS, AND
     COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.


     NAME:
                            ----------------------------------------------------
     TITLE:
                            ----------------------------------------------------
     TELEPHONE NUMBER:
                            ----------------------------------------------------
     AUTHORIZED SIGNATURE:
                            ----------------------------------------------------
     DATE:
                            ----------------------------------------------------




                                                                              89
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                       M/WBE-DVBE QUARTERLY RESULTS REPORT
                        FOR THE FOLLOWING SBC AFFILIATE:

NOTE: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORT QUARTER.

             Results must be reported individually for each SBC subsidiary.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS SUMMARY REPORT SHOULD BE E-MAILED TO:        SBCSD@MSG.PACBELL.COM

Authorized signed copy should be mailed to:       PRIME SUPPLIER PROGRAM MANAGER
                                                  2600 CAMINO RAMON,  ROOM 1E050
                                                  SAN RAMON, CA  94583            FAX # (925)867-4414
NOTE:  Questions and/or requests for assistance may be referred to the Prime Supplier Program Manager at SBCSD@msg.pacbell.com
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


1. REPORTING COMPANY:                             2. CONTRACT/                    3. REPORT QUARTER:
                                                     WORK ORDER NUMBER                This report reflects the utilization of
                                                                                      Minority Business Enterprise/
Company Name:                                                                         Woman Business Enterprise/Disabled
              ------------------------------------                                    Veterans Enterprise

                                                                              90
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


Address:                                                                              participation for period
                  --------------------------------
City, State, Zip:                                                                                                       through
                  --------------------------------
Contact Name:                                            (If available)
                  --------------------------------
Title:                                                                                          (Please indicate dates)
                  --------------------------------
E-mail:
                  --------------------------------
Date:
                  --------------------------------
Telephone:
                  --------------------------------

SIGNATURE:
------------------------------------------------------------------------------------------------------------------------------------
                        PARTICIPATION GOAL                                            PARTICIPATION ACHIEVEMENT
------------------------------------------------------------------------------------------------------------------------------------
4.                                                                   5.                                ACTUAL FOR QUARTER
                                                                                                       ------------------
                                        ANNUAL GOAL                                              MBE          WBE          DVBE
                                        -----------
Percent of Total                 MBE         WBE        DVBE         Subcontracting Dollars |            |            |            |
                                                                                            ----------------------------------------
Sales                       |      15.0%|      5.0%|      1.5%|
                            -----------------------------------      Total

                                                                     Sales to SBC
                                                                                            ----------------------------------------
                                                                     Percent of
                                                                     Subcontracted Sales    |    #DIV/0! |    #DIV/0! |    #DIV/0! |
                                                                                            ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                 SBC - SUBCONTRACTING RESULTS
------------------------------------------------------------------------------------------------------------------------------------
6. M/WBE-DVBE SUBCONTRACTOR(S)                                        Ethnic/Gender:                          Total Dollars:
                                                                      --------------                          --------------

Name:
                  ---------------------------------------------                          -------------------------------------------
Address:
                  ---------------------------------------------
City, State, Zip:
                  ---------------------------------------------
Telephone:                                                                    CERTIFYING AGENCY:
                  ---------------------------------------------
Goods or Services:
                  ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
To add additional subcontractors, copy the entire light gray area and paste directly below this line.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              91
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02

                                                         Agreement No. 980427-03


                            SBC RECOMMENDED AGENCIES

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]









                                                                              92
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
    SBC, Supplier, their Affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.
Model Software and Professional Services Agreement
                                                        Approved 3/9/00
                                                                 Revised 1/14/02